    As filed with the Securities and Exchange Commission on January 31, 1997
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE
              SECURITIES ACT OF 1933
                                                               [X]

            Registration No. 333-03715

            Pre-Effective Amendment No.                        [_]
                                        ---

            Post-Effective Amendment No. 2                     [X]
                                        ---

            REGISTRATION STATEMENT UNDER THE
              INVESTMENT COMPANY ACT OF 1940                   [X]

            Registration No. 811-07619

            Amendment No. 4                                    [_]
                         ---

                            NUVEEN INVESTMENT TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

    333 West Wacker Drive, Chicago,                      60606
                Illinois                               (Zip Code)
    (Address of Principal Executive
                Offices)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
Gifford R. Zimmerman-Vice President and            Eric F. Fess, Esq.
          Assistant Secretary                      Chapman and Cutler
         333 West Wacker Drive                   111 West Monroe Street
        Chicago, Illinois 60606                 Chicago, Illinois 60603
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing          [_] on (date) pursuant to paragraph
    pursuant to paragraph (b)            (a)(1)

[X] on January 31, 1997 pursuant     [_] 75 days after filing pursuant to
    to paragraph (b)                     paragraph (a)(2)

[_] 60 days after filing             [_] on (date) pursuant to paragraph
    pursuant to paragraph (a)(1)         (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PURSUANT TO RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HEREBY DECLARES THAT AN INDEFINITE NUMBER OF SHARES OF THE TRUST ARE BEING REGISTERED UNDER THE SECURITIES ACT OF 1933. A REGISTRATION FILING FEE OF $500 HAS BEEN PAID.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGIS-TRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

================================================================================

This Post-Effective Amendment no. 2 is being filed on behalf of the Registrant for the purpose of filing financial statements pursuant to an undertaking to file such statements within four to six months after the effective date of Reg-istrant's registration statement.

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

    The Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Part A-Prospectus for Nuveen Growth and Income Stock Fund

                 Part B-Statement of Additional Information

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

NUVEEN

Growth and Income
Stock Fund






Prospectus
August 1, 1996,

as updated
February 1, 1997

--------------------------------------------------------------------------------
INVESTING IN NUVEEN MUTUAL FUNDS

Since our founding in 1898, John Nuveen & Co. has been synonymous with invest-ments that withstand the test of time. Today, we offer a range of equity and fixed-income mutual funds designed to suit the unique circumstances and finan-cial planning needs of mature investors. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

Value-investing -- purchasing the securities of strong companies at an attrac-tive price -- is the cornerstone of Nuveen's investment philosophy. That's why we've enlisted Institutional Capital Corporation (ICAP) as the equity sub-ad-viser for the Nuveen Growth and Income Stock Fund. ICAP, like Nuveen, is a con-servative, research-driven investment manager that invests for value. Through this fund, ICAP's team of investment professionals seeks to offer you the growth and income potential of equities, while seeking to meet your need for moderated risk.

This prospectus describes in detail the investment objectives, policies and risks of the Nuveen Growth and Income Stock Fund. We invite you to discuss the contents with your financial adviser, or you may call us at 800-621-7227 for additional information.

--------------------------------------------------------------------------------
NUVEEN GROWTH AND INCOME STOCK FUND

Prospectus
August 1, 1996, as updated February 1, 1997

The NUVEEN GROWTH AND INCOME STOCK FUND (the "Fund") is a mutual fund that seeks to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalizations of at least $500 million. Under conditions of normal market variability, in seeking to enhance returns and to preserve capital, the Fund may also invest up to 35% of its total assets in cash equivalents and short-term fixed income securities. This strategy seeks to provide you with higher returns over time than the Standard & Poor's 500 Stock Index (the "S&P 500") with an equal or lower level of risk.

The Fund offers you Flexible Purchase Options, which provide the flexibility to purchase Fund shares in the same manner you typically make other mutual fund investments. You may choose from one of four alternative classes of Fund shares (Classes A, B, C and R), each with a different combination of sales charges, ongoing fees, eligibility requirements, and other features. Your financial ad-viser will be able to assist you in determining which share class is best for you. See "Flexible Purchase Options," "How to Buy Fund Shares" and "Summary of Fund Expenses."

The Fund is a series of the Nuveen Investment Trust (the "Trust"). This Pro-spectus contains information you should know before investing in the Fund. Please retain it for future reference. You can find more detailed information about the Fund in the Statement of Additional Information dated August 1, 1996, as updated February 1, 1997, as amended from time to time. For a free copy of this Statement, write to the Nuveen Mutual Funds, 333 West Wacker Drive, Chica-go, IL 60606, or call Nuveen toll-free at 800-621-7227. The Statement has been filed with the Securities and Exchange Commission and is incorporated by refer-ence into this Prospectus.

Shares of the Fund are not deposits or obligations of, or guaranteed or en-dorsed by, any bank and are not federally insured by the Federal Deposit Insur-ance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

       CONTENTS
   3   SUMMARY OF FUND EXPENSES
   4   FINANCIAL HIGHLIGHTS
   5   SUMMARY INFORMATION ABOUT THE FUND
         5 INVESTMENT OBJECTIVE
         5 HOW THE FUND PURSUES ITS OBJECTIVE
         5 PERFORMANCE OF THE PORTFOLIO MANAGER
         7 HOW TO DETERMINE IF THE FUND IS RIGHT FOR YOU
         7 FUND FEATURES AND BENEFITS
         7 RISKS AND SPECIAL CONSIDERATIONS
         8 WHO IS RESPONSIBLE FOR THE OPERATION OF THE FUND?
   8   ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
  10   FLEXIBLE PURCHASE OPTIONS
  11   HOW TO BUY FUND SHARES
  15   DISTRIBUTION AND SERVICE PLAN
  16   HOW TO REDEEM FUND SHARES
  17   MANAGEMENT OF THE FUND
  18   HOW THE FUND SHOWS PERFORMANCE
  18   DISTRIBUTIONS AND TAXES
  19   NET ASSET VALUE
  19   GENERAL INFORMATION


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES

The purpose of the tables below is to help you understand all expenses and fees that you would bear directly or indirectly as a Fund shareholder. The percent-ages shown are estimated for the current fiscal year. Actual fees and expenses may be greater or less than those shown. An example of how the expenses work follows these tables.

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES (AS A
PERCENT OF OFFERING PRICE)(1)               CLASS A  CLASS B CLASS C CLASS R(2)
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases   5.25%(3) None    None    None
Maximum Sales Charge Imposed on Reinvested
Dividends                                   None     None    None    None
Exchange Fees                               None     None    None    None
Deferred Sales Charge (as a percentage of
lesser of purchase price or redemption
proceeds)                                   None(4)  5%(5)   1%(6)   None
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENT OF AVERAGE DAILY
NET ASSETS)                      CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------
Management Fees                     .85%    .85%    .85%    .85%
Rule 12b-1 Fees(7)                  .25%   1.00%   1.00%    None
Other Operating Expenses (after
reimbursement)(8)                   .10%    .10%    .10%    .10%
----------------------------------------------------------------
Total Expenses                     1.20%   1.95%   1.95%    .95%
----------------------------------------------------------------

(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materi-als for details.

(2) Class R Shares are available for purchase only under certain limited cir-cumstances, or by specified classes of investors. See "How to Buy Fund Shares-- Class R Shares."

(3) Reduced sales charges apply to purchases of $50,000 or more. See "How to Buy Fund Shares--Class A Shares."

(4) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase. See "How to Buy Fund Shares--Class A Shares."

(5) Class B Shares redeemed within six years of purchase are subject to a con-tingent deferred sales charge of 5% during the first year, 4% during the second and third years, 3% during the fourth year, 2% during the fifth year, and 1% during the sixth year.

(6) Class C Shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(7) Class A, Class B and Class C Shares are subject to an annual service fee of .25% of the average daily net assets to compensate Authorized Dealers for ongo-
ing account services. In addition, Class B and Class C Shares are subject to annual distribution fees of .75% of the average daily net assets to reimburse Nuveen for costs in connection with the sale of Fund shares. See "Distribution and Service Plan." Long-term holders of Class B and Class C Shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

(8) The investment adviser has agreed to waive fees and reimburse expenses through July 31, 1997, in order to prevent Total Expenses (excluding any dis-tribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares. Absent expense reimbursement, "Other Operating Expenses" are estimated to be .25%.

EXAMPLE*

For the Fund, you would pay the following expenses on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemp-tion at the end of each time period:

--------------------------------------------------------------------------------

                                      1 YEAR                                                     3 YEARS
--------------------------------------------------------------------------------------------------------
Class A                               $64                                                        $89
Class B**                             $59                                                        $93
Class C***                            $20                                                        $67
Class R                               $10                                                        $30
--------------------------------------------------------------------------------------------------------

*This example does not represent past or future expenses, which may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in this example. This ex-ample assumes that the percentage amounts listed under Annual Operating Ex-penses remain the same in each of the periods. For additional information about the Fund's fees and expenses, see "Distribution and Service Plan" and "Manage-ment of the Fund."

**Assumes that the shareholder redeemed on the first day of the next year and the contingent deferred sales charge was applied as follows: 1 year (4%), and 3 years (3%). If instead the shareholder had redeemed on the last day of the prior year, the expenses would have been as follows: 1 year $69 and 3 years $103. See "How to Buy Fund Shares--Class B Shares."

***Assumes that the shareholder redeemed on the first day of the second year and the contingent deferred sales charge was not applicable for any of the pe-riods shown. If instead the shareholder had redeemed on the last day of the first year, the expenses in the first year would have been $30. See "How to Buy Fund Shares--Class C Shares."


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following financial information has been derived from the unaudited finan-cial statements of the Fund which are included in the Statement of Additional Information and should be read in conjunction with these financial statements and related notes.

--------- ----------------------------- ---------------------------------------

 CLASS             INVESTMENT OPERATIONS AND DISTRIBUTIONS:
 (INCEPTION DATE)
                                             Net
                                           Realized               Distribu-
                                         and Unreal-   Dividends    tions
                   Beginning    Net       ized Gain     from Net    from     Ending
  Period Ending    Net Asset Investment  (Loss) From   Investment  Capital  Net Asset
   December 31       Value   Income(c)  Investments(a)   Income     Gains     Value
 ----------------  --------- ---------- -------------- ---------- --------- ---------
 CLASS A (8/96)
 1996(e)(f)         $20.000    $.087        $.378        $(.035)   $(.230)   $20.200
--------------------------------------------------------------------------------------
 CLASS B (8/96)
 1996(e)(f)          20.000    (.001)        .431            --     (.230)    20.200
--------------------------------------------------------------------------------------
 CLASS C (8/96)
 1996(e)(f)          20.000    (.001)        .431            --     (.230)    20.200
--------------------------------------------------------------------------------------
 CLASS R (8/96)
 1996 (e)(f)         20.000     .082         .403         (.055)    (.230)    20.200
--------------------------------------------------------------------------------------
 CLASS             RATIOS/SUPPLEMENTAL DATA:
 (INCEPTION DATE)
                                                    Ratio of Net
                                         Ratio of    Investment              Average
                               Ending   Expenses to   Income to   Portfolio Commission
  Period Ending      Total   Net Assets Average Net    Average    Turnover     Rate
   December 31     Return(b) (millions)  Assets(c)  Net Assets(c)   Rate     Paid(d)
------------------ --------- ---------- ----------- ------------- --------- ----------
 CLASS A (8/96)
 1996(e)(f)          13.83%   $476,142     1.20%+       2.40%+         3%     $.0227
--------------------------------------------------------------------------------------
 CLASS B (8/96)
 1996(e)(f)          13.53           9     1.95+        (.01)+         3       .0227
--------------------------------------------------------------------------------------
 CLASS C (8/96)
 1996(e)(f)          13.53           9     1.95+        (.01)+         3       .0227
--------------------------------------------------------------------------------------
 CLASS R (8/96)
 1996 (e)(f)         13.93       7,674      .95+        1.04+          3       .0227
--------------------------------------------------------------------------------------


+Annualized.

(a)Net of any applicable taxes.

(b)Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Institutional Advisory Corp.

(d)Average commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.

(e)From commencement of class operations as noted through the semi-annual pe-riod ending December 31, 1996.

(f)All per share amounts reflect a December 18, 1996 stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for every one share of Class A, B, C and R.


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY INFORMATION ABOUT THE FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Fund seeks to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalizations of at least $500 million. The investment objective may not be changed without shareholder approval. There is no assurance that this objective will be realized.

--------------------------------------------------------------------------------
HOW THE FUND PURSUES ITS
OBJECTIVE

The Fund invests primarily in a diversified portfolio of large- and mid-cap eq-uities as a source of capital growth. The Fund, however, may shift a portion of its investment portfolio into cash equivalents and short-term securities during adverse markets in order to reduce risk and preserve capital. This strategy seeks to provide you with higher returns over time than the S&P 500 with an equal or lower level of risk. Please see "Additional Information About the Fund's Investments," for a more detailed discussion.

The Fund's portfolio manager, Institutional Capital Corporation ("ICAP"), em-ploys a value-oriented approach to select securities for the Fund's investment portfolio. Equity securities are initially screened using proprietary valuation models on the basis of each security's relative price-earnings ratio and earn-ings stability. ICAP then conducts extensive company research on the securities that pass this initial screen in order to identify those securities with a clear company-specific or thematic catalyst which ICAP believes will trigger significant price appreciation over a defined nine to eighteen month period. The most attractive 40-45 securities identified are purchased by ICAP for the Fund's investment portfolio. ICAP then monitors the performance of its invest-ments closely; if an investment underperforms expectations and ICAP's expecta-tions of the investment's future performance potential no longer meet its orig-inal purchase criteria, ICAP will quickly replace the security in order to pre-vent continued underperformance. For additional information regarding the Fund's portfolio investments, see "Additional Information About the Fund's In-vestments."

--------------------------------------------------------------------------------

PERFORMANCE OF THE PORTFOLIO
MANAGER

The Fund, managed by ICAP, commenced investment operations in August 1996. ICAP is an institutional investment management firm based in Chicago with over 27 years of experience and approximately $6.5 billion in assets under management. ICAP's performance results presented below reflect the investment performance of the ICAP Discretionary Equity Composite before deduction of any investment advisory fees or other expenses, less Class A's projected annual operating ex-penses as summarized in the Summary of Fund Expenses on page 3. The ICAP Dis-cretionary Equity Composite represents the composite performance of the managed accounts, presently totalling approximately $2.6 billion, for which ICAP has served as investment adviser and that have substantially the same investment objectives and policies as the Fund. The ICAP Discretionary Equity Composite performance represents past performance and should not be interpreted as indic-ative of future performance of the Fund.

GROWTH OF A $10,000 INVESTMENT 1/77 -- 12/96

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

   ICAP              1 YEAR                 5 YEAR                 10 YEAR                 20 YEAR
--------------------------------------------------------------------------------------------------
Offer Price          18.44%                 14.80%                 17.01%                  15.10%
NAV                  25.00%                 16.04%                 17.65%                  15.41%

                             [GRAPH APPEARS HERE]

----------------------------------------------------------------------------------------------------
                                        S&P          ICAP         LIPPER        CONSUMER PRICE INDEX
----------------------------------------------------------------------------------------------------
12/76                                 $10,000      $ 9,475       $10,000               $10,000
12/77                                   9,282        9,451         9,637                10,677
12/78                                   9,892       10,214        10,406                11,641
12/79                                  11,716       11,406        12,891                13,190
12/80                                  15,514       14,217        16,535                14,827
12/81                                  14,753       14,679        16,306                16,153
12/82                                  17,911       18,431        20,247                16,777
12/83                                  21,944       21,111        24,857                17,415
12/84                                  23,319       21,498        25,924                18,102
12/85                                  30,818       28,572        33,326                18,787
12/86                                  36,510       32,786        39,198                19,002
12/87                                  38,420       41,843        40,231                19,841
12/88                                  44,878       45,230        47,614                20,717
12/89                                  59,010       59,728        58,913                21,679
12/90                                  57,138       59,884        55,376                23,001
12/91                                  74,593       79,135        70,743                23,707
12/92                                  80,315       83,975        77,559                24,392
12/93                                  88,338       96,774        88,895                25,063
12/94                                  89,493       97,492        88,521                25,733
12/95                                 122,990      133,206       116,077                26,387
12/96                                 151,415      166,506       140,234                27,248


The above chart assumes that an investor holding a $10,000 ICAP investment pays the maximum Class A sales charge of 5.25%. ICAP's performance results would be different for a comparable Class B, C or R investment, reflecting the different sales charge and ongoing operating expenses of each respective class. The S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Lipper returns represent the average of the annualized returns with dividends reinvested of all the funds in Lipper's Growth and Income Objective for the pe-riods measured, but do not include the effect of any sales charges that an in-vestor will incur by purchasing the funds in the Lipper Objective directly. Of the 594 funds currently in the Lipper Growth and Income Objective, there are 522, 329, 212, 123 and 73 funds, respectively, with 1-, 3-, 5-, 10- and 20-year performance records. All returns and comparisons of returns are calculated on a quarterly basis. See "How the Fund Shows Performance" for additional informa-tion.
                                                                  --------------
                                                                  PAGE-5

The consistency of a fund's relative performance can be examined by comparing the returns for all periods of similar length (e.g., 5 years) over a long pe-riod of time. Over a period of twenty years, there are 77, 69, 61 and 41 possi-ble ending points when using quarterly performance data to examine 1-, 3-, 5- and 10-year returns, respectively. Determining relative performance for each of these measurement periods provides a view of the consistency of returns for a fund relative to a performance benchmark. The following chart illustrates ICAP's performance for 1-, 3-, 5- and 10-year holding periods relative to the performance of the Lipper Growth and Income Objective over a twenty-year period by averaging the comparative spread for each of these measurement periods.

                          ICAP'S ADDED VALUE OVER TIME

                ICAP VS. LIPPER GROWTH AND INCOME OBJECTIVE
                          January 1977 - December 1996

                       [PERFORMANCE GRAPH APPEARS HERE]

Annualized ICAP Performance Differential

1-Year Holding Periods    1.04%
3-Year Holding Periods    1.14%
5-Year Holding Periods     1.4%
10-Year Holding Periods   1.84%


ICAP's track record has been particularly strong in adverse markets. Over the past 20 years, there have been four periods in which the S&P 500 declined by more than 10% in a quarter or over consecutive quarters before experiencing a positive quarterly return. As illustrated in the following chart, in each of these market downturns the ICAP's cumulative performance significantly exceeded that of the S&P 500 as well as the Lipper Growth and Income Objective.

                  ICAP'S SUPERIOR PERFORMANCE IN DOWN MARKETS

                       [PERFORMANCE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]


ICAP's performance in adverse market conditions has resulted in a performance track record of strong investment returns with significantly lower risk over full market cycles when compared against appropriate peer groups. The following chart illustrates ICAP's superior risk/return performance, relative to the S&P 500, the 123 funds in the Lipper Growth and Income Objective with a ten-year history and the funds in the top quartile of that category. Risk represents the variability of returns throughout the measurement period. An investment with a higher standard deviation indicates that a fund had greater return variability, and therefore greater risk than an investment with a lower standard deviation.


                        ICAP'S RISK-RETURN PROFILE
                           January 1987-December 1996

                       [PERFORMANCE GRAPH APPEARS HERE]

                             [PLOT POINTS TO COME]

The relative risk/return profile for ICAP would vary for periods which do not include adverse market conditions as shown above. During shorter, more recent periods, which have not included substantial market declines, ICAP has contin-ued to maintain favorable, although more equivalent, relative risk/return pro-files as compared to the managed fund peer groups shown above and, during such periods, as compared to the S&P 500, has demonstrated somewhat less favorable relative risk/return profiles.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO DETERMINE IF THE FUND
IS RIGHT FOR YOU

WHO SHOULD INVEST

The Fund may be a suitable investment if:

 . you are seeking a conservative, value-oriented stock fund as the core of a balanced investment plan

 . you wish to preserve and build wealth through prudent capital management

 . you have a long-term investment horizon

WHO SHOULD NOT INVEST

The Fund may not be a suitable investment if:

 . you are unwilling to accept moderate fluctuations in share price

 . you have a short-term investment horizon

--------------------------------------------------------------------------------
FUND FEATURES AND BENEFITS

LOW MINIMUM INVESTMENT

You can start your investment with a low initial purchase of $3,000 ($1,000 for an Individual Retirement Account) in a particular share class. Additional in-vestments can be made for as little as $50. Exceptions to these minimums are made for participants in the Fund's automatic deposit, group purchase or rein-vestment programs. See "How to Buy Fund Shares" for more details.

FLEXIBLE PURCHASE OPTIONS

The Fund offers four classes of shares--Classes A, B, C and R. Each class of-fers a different combination of sales charges, ongoing fees, eligibility re-quirements and other features. This permits you and your financial adviser to choose the share class which best meets your investment needs. You and your ad-viser will want to consider:

 . the amount of your current investment

 . current holdings in the Fund

 . length of time you expect to hold the shares

 . timing and amount of any future Fund investments

 . other relevant information

See "Flexible Purchase Options," "How to Buy Fund Shares" and "How to Redeem Fund Shares" for further discussion of the Fund's flexible purchase options.

EXCHANGE PRIVILEGE

Shares of the Fund may be quickly and easily exchanged by telephone, without a sales charge, for shares of the same or equivalent class of any other Nuveen Mutual Fund or for shares of certain Nuveen money market funds.

DIVIDEND REINVESTMENT

All income dividends or capital gains paid with respect to each class of shares will be reinvested automatically into additional shares of the same class with-out a sales charge, unless you elect to receive them in cash.

INVESTMENT OF NUVEEN UNIT TRUST
DISTRIBUTIONS

Distributions from any Nuveen Unit Trust may be used to buy Class A Shares of the Fund without a sales charge.

AUTOMATIC DEPOSIT AND WITHDRAWAL PLANS

The Fund offers a number of options to help you manage additions to, and with-drawals from, your account. These include automatic deposit, direct deposit and payroll deduction plans for adding to your account on a regular basis. If you need periodic withdrawals, and own shares totaling $10,000 or more, you can ar-range to have $50 or more sent directly from your account monthly or quarterly.

ELECTRONIC FUND TRANSFERS

Nuveen's Fund Direct lets you link your Fund account to your account at a bank or other financial institution. You may use Fund Direct to transfer money elec-tronically between accounts, to purchase shares by phone, to invest through an automatic deposit plan, or to send payments directly to your bank account.

TELEPHONE REDEMPTION

You may establish free telephone redemption privileges for your account.

EASY LIQUIDITY

You may redeem all or some of your Fund shares on any business day at the then net asset value. Class B and Class C Shares, as well as certain Class A pur-chases of $1 million or more at net asset value, may be subject to a contingent deferred sales charge upon redemption. See "How to Redeem Fund Shares."

--------------------------------------------------------------------------------
RISKS AND SPECIAL
CONSIDERATIONS

You should consider certain other factors about the Fund before investing. As with other equity mutual funds, the value of the Fund's investment portfolio will tend to vary with changes in the stock market. Accordingly, the Fund should be considered a long-term investment, designed to provide the best re-sults when held for a multi-year period. The Fund may not be suitable if you have a short-term investment horizon. In addition, investments by the Fund in American Depository Receipts ("ADRs") of foreign companies involve opportuni-ties and risks not typically associated with investing in U.S. companies. There are special risks associated with options and futures transactions. See "Addi-tional Information About the Fund's Investments."


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WHO IS RESPONSIBLE FOR
THE OPERATION OF THE FUND?

The following organizations work together to provide the services and features offered by the Fund:

-------------------------------------------------------------------------------

ORGANIZATION                FUNCTION                       DUTIES
-----------------------------------------------------------------------------------
John Nuveen & Co.           Fund Sponsor                   Sponsors and manages
Incorporated                and Principal                  the offering of Fund
("Nuveen")                  Underwriter                    shares
Nuveen Institutional        Fund Manager                   Oversees the Fund's
Advisory Corp.                                             portfolio manager,
("NIAC")                                                   manages the Fund's
                                                           business affairs and
                                                           provides day-to-day
                                                           administrative services
                                                           to the Fund
Institutional Capital       Portfolio Manager              Manages the Fund's
Corporation ("ICAP")                                       investment portfolio
Shareholder Services,       Transfer Agent;                Maintains shareholder
Inc. ("SSI")                Shareholder Services           accounts, handles share
                            Agent; Dividend                redemptions and
                            Paying Agent                   exchanges and dividend
                                                           payments
The Chase Manhattan         Custodian                      Maintains custody of the
Bank ("Chase")                                             Fund's investments and
                                                           provides certain
                                                           accounting services to
                                                           the Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ADDITIONAL INFORMATION
ABOUT THE FUND'S INVESTMENTS

HOW THE FUND SELECTS INVESTMENTS

As portfolio manager, ICAP selects equity securities on the basis of its eval-uation of each security's relative value in terms of projected relative price- /earnings ratios and earnings stability. When making investment decisions, ICAP develops an economic framework (including an interest rate, inflation, and business cycle outlook) and analyzes strategic economic and/or industry themes to identify appropriate investments. ICAP uses a variety of proprietary research techniques and computer models to search for equity securities be-lieved to possess the best relative value based on proprietary price/earnings projections and an analysis of earnings stability. Furthermore, a clear cata-lyst must exist, either stock-specific, industry or economic, which ICAP be-lieves will trigger significant price appreciation within a definable period. In order to enhance its internal research, ICAP also utilizes a wide variety of external sources for investment information including recognized strate-gists, economists, technical and fundamental analysts, corporate executives, and industry sources.

For each investment, ICAP establishes an upside price target and a downside risk potential. This strategy allows for continuous monitoring of fundamental conditions and stock price performance. Although ICAP typically expects the investment potential of each investment to be realized over a nine- to eigh-teen-month time period, it is not unusual for equities to be held for a longer period if justified by their potential future performance. Investments that underperform expectations are reviewed intensively. If the risk/reward profile of a particular investment becomes unattractive or the reasons for owning the security no longer appear valid, the investment typically is sold expedi-tiously to avoid continued underperformance.

In addition to investments in equity securities, in order to preserve capital and to enhance returns, under normal market conditions the Fund may invest up to 35% of its total assets in cash equivalents and short-term fixed income se-curities, and may invest up to 100% of its assets in such instruments as a temporary defensive measure. See "Fixed Income Securities" below. This strat-egy seeks to provide you with higher returns than the S&P 500 with an equal or lower level of risk.

EQUITY SECURITIES

Under normal market conditions, the Fund will invest primarily in equity secu-rities of domestic companies with market capitalizations of at least $500 mil-lion ("Equity Securities"). Equity Securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and de-bentures; and other securities with equity characteristics. The Fund will in-vest at least 65% of its total assets in Equity Securities which do not in-clude warrants or rights to purchase common stock.

Convertible securities must be rated Baa or higher by Moody's Investors Serv-ice ("Moody's") or BBB or higher by Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch"). Bonds rated Baa or BBB, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds. A general description of ratings may be found in the Statement of Additional In-formation.

In addition, the Fund may invest indirectly in equity securities of foreign issuers through investments in American Depository Receipts ("ADRs"), de-scribed later in this section.

FIXED-INCOME SECURITIES

The Fund may invest up to 35% of its total assets in cash equivalents and short-term fixed income securities. In addition, when ICAP believes that mar-ket conditions warrant, the Fund may invest up to 100% of its assets in such instruments for temporary defensive purposes. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by D&P, and having a maturity of one year or less. Such securities include, without limitation, the following: U.S. government securities that are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit; bank time deposits; bankers' acceptances; commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers acceptances.

A repurchase agreement is a contract under which the Fund would acquire a se-curity for a relatively short period, and the seller would agree to buy back such security at a fixed price and time. Repurchase agreements could involve


-------------------------------------------------------------------------------
certain risks in the event of the default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

WHEN-ISSUED SECURITIES

In order to lock in a fixed price on a security it intends to purchase, the Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis ("When-Issued Securities"). Although the payment and terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund will segregate and maintain cash, cash equivalents, U.S. government securities, or other high-quality, liquid debt se-curities in an amount at least equal to the amount of outstanding commitments for When-Issued Securities at all times. Such securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. The Fund may invest up to 20% of its net assets in ADRs or other instruments denominated in U.S. dollars that permit indirect investment in foreign securi-ties. ADRs do not eliminate all the risk inherent in investing in foreign is-suers, such as changes in foreign currency exchange rates. However, by invest-ing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period.

Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is de-nominated and tends to increase when the value of the U.S. dollar falls against such currency.

Some ADRs may not be sponsored by the issuer. ADRs are affected by the fact that in many countries there is less publicly available information about is-suers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments in-clude expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

CERTAIN INVESTMENT STRATEGIES AND LIMITATIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund's options and futures transac-tions may include instruments such as stock index options and futures con-tracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Fund will only engage in futures and options transactions that, pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"), constitute bona fide hedging or other permis-sible risk management transactions and will not enter into such transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into options and futures transactions if more than 30% of the Fund's net assets would be committed to such instruments.

The ability of the Fund to benefit from options and futures is largely depen-dent upon ICAP's ability to correctly use such instruments, which may involve skills different from those associated with managing securities generally. The Fund could lose money on a futures transaction or an option could expire worth-less, in addition to the Fund suffering a loss on the value of its portfolio assets. For a further discussion of options and futures transactions, please see the Statement of Additional Information.

The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

The Fund may invest up to 15% of its net assets in illiquid securities, which include, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws); securities that may be resold pursuant to Rule 144A under the Securities Act of 1933 but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days.

PORTFOLIO TURNOVER

The Fund anticipates that its annual portfolio turnover rate will be between 100% and 125% under normal market conditions, and will generally not exceed 150%. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. In the event the Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.

OTHER INVESTMENT POLICIES AND RESTRICTIONS

The Fund will not invest more than 5% of its net assets in any one of the fol-lowing types of investments: warrants; unseasoned companies; and transactions in short sales against the box. In addition, the Fund has adopted several re-strictions on the investments and other activities of the Fund that may not be changed without shareholder approval. For example, the Fund may not:

 . With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed


--------------------------------------------------------------------------------
 by the U.S. government or any agency or instrumentality thereof) if, as a re-sult, (i) more than 5% of the Fund's total assets would be invested in secu-rities of that issuer, or (ii) the Fund would hold more than 10% of the out-standing voting securities of that issuer.

 . Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of in-vestments) and (ii) engage in other transactions permissible under the In-vestment Company Act of 1940 that may involve a borrowing (such as investing in When-Issued Securities or certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabil-ities (other than borrowings).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in the value of assets will not be considered a violation.

Except as specifically noted above or in the Statement of Additional Informa-tion, the Fund's investment policies are not fundamental and may be changed without shareholder approval. For a more complete description of investment restrictions that may be changed without a shareholder vote, see the Statement of Additional Information.

-------------------------------------------------------------------------------
FLEXIBLE PURCHASE OPTIONS

The Fund has adopted Flexible Purchase Options that offer you four alternative classes of Fund shares (Classes A, B, C and R), each with a different combina-tion of sales charges, ongoing fees, eligibility requirements, and other fea-tures. The Fund's Flexible Purchase Options are designed to permit you and your financial adviser to choose the method of purchasing shares that you be-lieve is most beneficial given the amount of your investment, any current holdings of Fund shares, the length of time you expect to hold your investment and other relevant circumstances. A summary of the four classes of Fund shares is set forth below:

-------------------------------------------------------------------------------

                                     CONTINGENT                                    ANNUAL
                                     DEFERRED               ANNUAL 12B-1           12B-1
              UP-FRONT               SALES CHARGE           DISTRIBUTION           SERVICE
              SALES CHARGE           ("CDSC")               FEE                    FEE
------------------------------------------------------------------------------------------
Class A       5.25%(1)               None(2)                None                   .25%
Class B       None                   5%(3)                  .75%(4)                .25%
Class C       None                   1%(5)                  .75%                   .25%
Class R       None                   None                   None                   None
------------------------------------------------------------------------------------------

(1) Maximum up-front sales charge, which is reduced for purchases of $50,000 or more. Up-front sales charge may be reduced or waived for certain purchases.

(2) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% CDSC if redeemed within 18 months of purchase.

(3) CDSC in the first year. CDSC declines to 0% after six years.

(4) Class B Shares convert to Class A Shares after eight years, which reduces the ongoing expenses borne by an investor.

(5) CDSC is applicable to shares redeemed within 12 months of purchase.

For more information regarding features of each class, see "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Distribution and Service Plan" be-low.

When you purchase Class A Shares, you will normally pay an up-front sales charge. As a result, you will have less money invested initially and you will own fewer Class A Shares than you would in the absence of an up-front sales charge. Alternatively, when you purchase Class B or Class C Shares, you will not pay an up-front sales charge and all of your monies will be fully invested at the time of purchase. However, Class B and Class C Shares are subject to an annual distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge. In addition, Class B Shares when redeemed are subject to a CDSC, which will vary depending on the length of time you owned your shares. Class B Shares automatically convert to Class A Shares eight years after purchase in order to limit the distribution fees you pay over the life of your investment. Class C Shares are subject to a CDSC of 1% if redeemed within 12 months of purchase. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee in-definitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years. Class A, Class B and Class C Shares are subject to annual service fees, which are iden-tical in amount and are used to compensate Authorized Dealers for providing you with ongoing account services. You may qualify for a reduced sales charge or a sales charge waiver on a purchase of Class A Shares, as described under "How the Class A Sales Charge May Be Reduced or Waived." Class R Shares are available for purchase at a price equal to their net asset value, but only un-der certain circumstances or for certain categories of investors, as described below under "How to Buy Fund Shares--Class R Shares."

In deciding whether to purchase Class A, Class B, Class C or Class R Shares, you should consider all relevant factors, including the dollar amount of your purchase, any current holdings of Fund shares, the length of time you expect to hold the shares and whether a CDSC would apply, the amount of any applica-ble up-front sales charge, the amount of any applicable distribution or serv-ice fees that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction, and the relative level of services that your financial adviser may provide to different classes. Authorized Dealers and other persons distributing the Fund's shares may receive different compensa-tion for selling different classes of shares.

Each class of shares represents an interest in the same portfolio of invest-ments. Each class of shares is identical in all respects except that each class has its own sales charge structure, each class bears its own class ex-penses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. In addition, Class B Shares are subject to a conversion feature. As a result of the differences in the expenses borne by each class of shares, and differences in the purchase and redemption activity for each class, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Deal-ers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon


-------------------------------------------------------------------------------
attainment of minimum sales levels. Furthermore, Nuveen may from time to time provide additional promotional support and make additional reallowances only to certain Authorized Dealers who sell or are expected to sell certain minimum amounts of the Fund or other Nuveen Mutual Funds and Nuveen Unit Trusts during specified time periods. Promotional support may include providing sales liter-ature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and adver-tising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Unit Trusts.

Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Unit Trust units during the prior cal-endar year according to an established schedule. Any such support or reim-bursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who re-ceive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

-------------------------------------------------------------------------------
HOW TO BUY FUND SHARES

CLASS A SHARES
You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth below. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below under "How the Class A Sales Charge May Be Reduced or Waived." Class A Shares are also subject to an annual service fee of .25%. See "Flexible Purchase Op-tions" and "Distribution and Service Plan."

The up-front sales charge schedule for Class A Shares is as follows:

-------------------------------------------------------------------------------

                                                SALES CHARGE
                           SALES CHARGE              AS % OF            REALLOWANCE
                         AS % OF PUBLIC           NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE       OFFERING PRICE             INVESTED         OFFERING PRICE
------------------------------------------------------------------------------------
Less than $50,000                 5.25%                5.54%                  5.00%
$50,000 but less
than $100,000                     4.25%                4.44%                  4.00%
$100,000 but less
than $250,000                     3.50%                3.63%                  3.25%
$250,000 but less
than $500,000                     2.75%                2.83%                  2.50%
$500,000 but less
than $1,000,000                   2.00%                2.04%                  1.75%
$1,000,000 and over               0.00%                0.00%                  0.00%*
------------------------------------------------------------------------------------

*Authorized Dealers are eligible to receive a commission from Nuveen as dis-cussed below.

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown above to Authorized Dealers. See "Flexible Purchase Options" for more information about reallowances and other compensation to Au-thorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to regis-ter as securities dealers in certain states.

Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge. Nuveen pays Authorized Dealers of record on such Class A Share purchases a sales commission equal to the sum of 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5.0 million. If such shares are redeemed within 18 months of purchase, a CDSC of 1% of the lower of the purchase price or the redemption proceeds may be imposed upon the redemption. Shares purchased by investors in-vesting $1 million or more who have made arrangements with Nuveen and whose dealer of record waived the commission are not subject to the CDSC.

HOW THE CLASS A SALES CHARGE MAY BE REDUCED OR WAIVED

There are several ways to reduce or eliminate the up-front sales charge:

 . cumulative discount;

 . letter of intent;

 . purchases with monies representing distributions from Nuveen-sponsored Unit
  Trusts;

 . group purchase programs;

 . reinvestment of redemption proceeds from non-affiliated funds; and

 . special sales charge waivers for certain categories of investors.

You may qualify for a reduced sales charge as shown above on a purchase of Class A Shares if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund, or units of a Nuveen Unit Trust, on which an up-front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the table. You or your financial adviser need to notify Nuveen or SSI of any cumulative discount level you have achieved at the time you purchase your shares.

You may qualify for a reduced sales charge on a purchase of Class A Shares if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown above. In order to take advantage of this option, you need to complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to SSI a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next


-------------------------------------------------------------------------------

13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase over that peri-od. You cannot count Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Unit Trust or otherwise, towards completion of your Letter of Intent program.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your ac-count. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the to-tal purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the re-quired payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser need to notify Nuveen or SSI whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

You may purchase Class A Shares without an up-front sales charge if you are investing distributions from a Nuveen Unit Trust. There is no initial or sub-sequent minimum investment requirement for such purchases.

If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has been in existence for more than six months, has a purpose other than investment, has five or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with cer-tain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum monthly investment in Class A Shares of any particular fund or portfolio by each participant is $25, and the minimum monthly investment in Class A Shares of any particular fund or portfo-lio for all participants in the program combined is $3,000. No certificates will be issued for any participant's account. All dividends and other distri-butions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out special application materials, which the group administra-tor may obtain from the group's financial adviser by checking the applicable box on the enclosed Application Form or by calling SSI toll-free at 800-621-7227. See the Statement of Additional Information for more complete informa-tion about "qualified groups" and group purchase programs.

You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen. You need to provide ap-propriate documentation that the redemption occurred not more than 360 days prior to the reinvestment of the proceeds in Class A Shares, and that you ei-ther paid an up-front sales charge or were subject to a contingent deferred sales charge upon the redemption of the shares of the other investment compa-ny.

Class A Shares of the Fund may be purchased at net asset value without a sales charge and in any amount by: officers, trustees and retired trustees of the Trust; bona fide, full-time and retired employees of Nuveen or ICAP, any par-ent company of Nuveen, and subsidiaries thereof, or their immediate family members (as defined below); any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their im-mediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affili-ates; bank or broker-affiliated trust departments; investors purchasing on a periodic, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. For further details about these special categories and their eligibility requirements, please consult your financial adviser or consult the Statement of Additional Information, or call Nuveen at 800-621-7227.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your fi-nancial adviser need to notify Nuveen or SSI whenever you make a purchase of Class A Shares that you wish to be covered under these special sales charge waivers. All of the above categories of investors are also eligible to pur-chase Class R Shares, as described below under "Class R Shares." Finally, Class A Shares may be issued at net asset value without a sales charge in con-nection with the acquisition by the Fund of another investment company.

GENERAL

In determining the amount of your purchases of Class A Shares that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust estate or fidu-ciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, their parents, their children and their grand-children); or (3) all purchases made through a group purchase program as de-scribed above.


-------------------------------------------------------------------------------

The reduced sales charge programs may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

FOR MORE INFORMATION ABOUT THE PURCHASE OF CLASS A SHARES OR REDUCED SALES CHARGE PROGRAMS, OR TO OBTAIN THE REQUIRED APPLICATION FORMS, CALL NUVEEN TOLL-FREE AT 800-621-7227.

CLASS B SHARES

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are sub-ject to an annual distribution fee to compensate Nuveen for its costs in con-nection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.

You may be subject to a CDSC if you redeem your Class B shares within a speci-fied period after purchase, as shown in the table below. See "Flexible Pur-chase Options" and "Distribution and Service Plan." Nuveen compensates Autho-rized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales com-mission of 3.75% plus an advance on the first year's annual service fee of
 .25%.

If redeemed prior to the end of the sixth year after purchase, Class B Shares may be subject to a CDSC, as set forth below:

-------------------------------------------------------------------------------

YEARS SINCE PURCHASE                                                      CDSC
------------------------------------------------------------------------------
0-1                                                                         5%
1-2                                                                         4%
2-3                                                                         4%
3-4                                                                         3%
4-5                                                                         2%
5-6                                                                         1%
------------------------------------------------------------------------------

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption. For more information regarding the imposition of the CDSC, see "How to Redeem Fund Shares--Class B Shares," below.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net as-set value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a share-holder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conver-sion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

CLASS C SHARES

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which repre-sents a sales commission of .75% plus an advance on the first year's annual service fee of .25%. See "Flexible Purchase Options" and "Distribution and Service Plan."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. See "How to Redeem Fund Shares--Class C Shares."

CLASS R SHARES

If you are making an initial purchase of $1 million or more of Fund shares in a single transaction, you may purchase Class R shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge or ongoing distribution or service fees. You also may purchase Class R Shares subject only to the Fund's minimum investment requirement of $3,000 if you are within the following specified categories of investors who are eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, trustees and retired trustees of the Trust; bona fide, full-time and retired employees of Nuveen or ICAP, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members; any per-son who, for at least 90 days, has been an officer, director or bona fide em-ployee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available di-rectly or through subsidiaries or bank affiliates; bank or broker-affiliated trust departments; investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund pur-chase program; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. For further details about these special categories and their eligi-bility requirements, please consult your financial adviser or the Statement of Additional Information, or call Nuveen at 800-621-7227.

If you are eligible to purchase either Class R Shares or Class A Shares with-out a sales charge at net asset value, you should be aware of the differences between these two

--------------------------------------------------------------------------------
classes of shares. Class A Shares are subject to an annual service fee to com-pensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, conse-quently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class
R Shares, you should weigh the benefits of the services to be provided by Au-thorized Dealers against the annual service fee imposed upon the Class A
Shares.

INITIAL AND SUBSEQUENT PURCHASES OF SHARES

You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen toll-free at 800-843-6765. You may pay for your purchase by Federal Reserve draft or by check made payable to "Nuveen Growth and Income Stock Fund, Class [A], [B], [C], [R]," delivered to the fi-nancial adviser through whom the investment is to be made for forwarding to the Fund's shareholder services agent, SSI. When making your initial invest-ment, you must also furnish the information necessary to establish your Fund account by completing and enclosing with your payment the attached Application Form. After your initial investment, you may make subsequent purchases at any time by forwarding to your financial adviser or SSI a check in the amount of your purchase made payable to "Nuveen Growth and Income Stock Fund, Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to SSI at its address listed on the back cover of this Prospectus. A check drawn on a foreign bank or payable other than to the order of the Fund generally will not be accept-able. You may also wire Federal Funds directly to SSI, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire trans-fer, call Nuveen toll-free at 800-621-7227.

PURCHASE PRICE

The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," below for a description of how net asset value is calculated.

MINIMUM INVESTMENT REQUIREMENTS

Generally, your first purchase of any class of the Fund's shares needs to be for $3,000 or more ($1,000 or more for an Individual Retirement Account). Ad-ditional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under one or more of the Fund's automatic investment, group purchase or reinvestment programs.

SYSTEMATIC INVESTMENT PROGRAMS

The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly fol-lowed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not as-sure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way. The Fund offers two different types of systematic investment programs:

Once you have established a Fund account, you may make regular investments in an amount of $25 or more each month by authorizing SSI to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to the Fund. To obtain an application form for the Automatic Deposit Plan, check the applicable box on the enclosed Application Form or call Nuveen toll-free at 800-621-7227.

Once you have established a Fund account, you may, with your employer's con-sent, make regular investments in Fund shares of $25 or more per pay period by authorizing your employer to deduct this amount automatically from your pay-check. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the ap-plicable sales charge is made for this Plan, and there is no cost to the Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the enclosed Application Form or call Nuveen toll-free at 800-621-7227.

OTHER SHAREHOLDER PROGRAMS

You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value with-out a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. Class A Shares, Class C Shares or Class R Shares may be exchanged for shares of any Nuveen money market fund, but Class B Shares may not be ex-changed for shares of a Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are ex-


-------------------------------------------------------------------------------
changing for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund ac-count from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also ex-change shares by telephone if you authorize telephone exchanges by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at 800- 621-7227 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time upon prior written no-tice to shareholders of the Fund.

The exchange privilege is not intended to permit the Fund to be used as a ve-hicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best in-terest of the Fund, the Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the ap-propriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the tim-ing, the amount of the reinvestment and the fund from which the redemption oc-curred.

You can use Fund Direct to link your Fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money elec-tronically between these accounts and perform a variety of account transac-tions. These include purchasing shares by telephone, investing through an Au-tomatic Deposit Plan, and sending dividends, distributions, redemption pay-ments or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details, or call SSI at 800-621-7227 for more information.

Fund Direct privileges may be requested via an Application you obtain by call-ing 800-621-7227. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer rep-resentative of record unless and until SSI receives written instructions ter-minating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signa-ture-guaranteed instructions to SSI signed by all shareholders who own the ac-count.

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone rep-resentative, call SSI at 800-621-7227. The purchase payment will be debited from your bank account.

FOR MORE INFORMATION ABOUT THESE PURCHASE OPTIONS AND TO OBTAIN THE APPLICA-TION FORMS REQUIRED FOR SOME OF THEM, CALL NUVEEN TOLL-FREE AT 800-621-7227.

ADDITIONAL INFORMATION

If you choose to invest in the Fund, an account will be opened and maintained for you by SSI, the Fund's shareholder services agent. Share certificates will be issued to you only upon written request to SSI, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any pur-chase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial ad-viser's firm can only be made by an order in good form from the financial ad-viser acting on your behalf.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use SSI's sub-accounting system to mini-mize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by SSI will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

Subject to the rules and regulations of the Securities and Exchange Commis-sion, the Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption as described below.

-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
PLAN

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B and Class C Shares will be subject to an annual distribution fee and Class A, Class B and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B and Class C Shares under the Plan will be payable to reimburse Nuveen for services and expenses incurred in con-nection with the distribution of such Shares. The distribution fee primarily reimburses Nuveen for providing compensation to Authorized Dealers, including Nuveen, either at the time of sale or on an ongoing basis. The other expenses for which Nuveen may be reimbursed include, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing,


-------------------------------------------------------------------------------
printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of such Shares, certain other expenses associated with the distribution of such Shares, and any other dis-tribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class B and Class C Shares under the Plan will be paid to Nuveen to compensate Authorized Dealers, including Nuveen, in connection with the provision of ongoing account services to share-holders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal serv-ices to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .25 of 1% per year of the aver-age daily net assets of Class B Shares as a service fee under the Plan appli-cable to Class B Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

-------------------------------------------------------------------------------
HOW TO REDEEM FUND SHARES

You may redeem your Fund shares at any time for cash at the net asset value next computed after the redemption instructions and any required documents and certificates are received in proper form, as described below. There is no charge for the redemption of Class R Shares.

CLASS A SHARES

Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A purchases of $1 million or more at net asset value, where the dealer of record has not waived the sales commission, a CDSC of 1% is imposed on any redemptions within 18 months of purchase.

CLASS B SHARES

Class B Shares redeemed within 6 years of purchase may be subject to a CDSC. The level of the CDSC is determined by how long you have owned your shares, as described under "How to Buy Fund Shares--Class B Shares," above.

CLASS C SHARES

Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemptions of Class C Shares within 12 months of purchase.

OPERATION OF THE CDSC

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then in the order in which the Class B Shares were purchased or in the reverse order in which the Class A or Class C Shares were purchased, except if another order of redemption would result in a lower charge or you specify another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In ad-dition, no CDSC will be charged on exchanges of shares into another Nuveen Mu-tual Fund or money market fund. Your holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC you pay. The CDSC may be waived under certain special circumstances, as described in the State-ment of Additional Information.

You may redeem shares by sending a written request for redemption directly to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, accompanied by duly endorsed certificates, if issued. Requests for re-demption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a mem-ber of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly exe-cuted redemption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption re-quest. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check within 15 days prior to the date the redemption re-quest is received, the Fund will not mail the redemption proceeds until the check received for the purchase of shares has cleared, which may take up to 15 days.

If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form and that are worth $50,000 or less by calling Nuveen at 800-621-7227. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone re-quest is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the redemption will be effected at 4:00 p.m. eastern time the following business day and the check will normally be mailed on the second business day after the request.

If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption pro-cedures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone rep-resentative or Fund Direct redemption requests by calling Nuveen at 800-621-7227. If a redemption request is received by 4:00 p.m. eastern time, the re-demption will be made as of 4:00 p.m. that day. If the redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of electronic fund redemptions will normally be wired on the second business day following the redemption, but may be delayed one addi-


-------------------------------------------------------------------------------
tional business day if the Federal Reserve Bank of Boston or the Federal Re-serve Bank of New York is closed on the day redemption proceeds would ordinar-ily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the second or third business day after the redemption.

Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the en-closed Application Form or the Fund Direct Application Form and return it to Nuveen or SSI. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing the Fund or by calling Nuveen toll-free at 800-621-7227. Proceeds from electronic share redemptions will be transferred by Federal Reserve wire only to the commercial bank account specified by the shareholder on the Application Form. You need to send a written request to Nuveen or SSI in order to estab-lish multiple accounts, or to change the account or accounts designated to re-ceive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Pro-gram or in such other manner as may be acceptable to the Fund. Further docu-mentation may be required from corporations, executors, trustees or personal representatives.

For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as de-scribed above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

The Fund reserves the right to refuse telephone redemptions and, at its op-tion, may limit the timing, amount or frequency of these redemptions. Tele-phone redemption procedures may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, SSI and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

If you own Fund shares currently worth at least $10,000, you may establish an Automatic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at 800-621-7227.

The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

The purchase of Class A Shares, other than through reinvestment, while you are participating in the Automatic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Similarly, use of the Automatic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held for less than 12 months may be dis-advantageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.

The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency ex-ists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not rea-sonably practicable, or (c) for any other periods that the Securities and Ex-change Commission by order may permit for protection of Fund shareholders.

The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your investment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to pur-chase sufficient shares to meet the minimum. So long as the Fund continues to offer shares at net asset value to holders of Nuveen Unit Trusts who are in-vesting their Nuveen Unit Trust distributions, no minimum total investment will be established for the Fund.

-------------------------------------------------------------------------------
MANAGEMENT OF THE FUND

The management of the Fund, including general supervision of the duties per-formed for the Fund by NIAC under the Management Agreement, is the responsi-bility of the Board of Trustees of the Trust.

Overall management of the Fund is the responsibility of NIAC, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. NIAC oversees the manage-ment of the Fund's investment portfolio, manages the Fund's business affairs and provides certain day-to-day administrative services to the Fund. NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP manages the Fund's investment portfolio.

NIAC is a wholly-owned subsidiary of Nuveen, which has sponsored or underwrit-ten more than $60 billion of investment company securities. Nuveen, the prin-cipal underwriter of the Fund's shares, is sponsor of the Nuveen Tax-Free Unit Trust, a registered unit investment trust. It is also the principal under-writer for the Nuveen Mutual Funds, and served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have invested to date in Nuveen


-------------------------------------------------------------------------------
investment products. Founded in 1898, Nuveen is a subsidiary of The John
Nuveen Company which, in turn, is approximately 80% owned by The St. Paul Com-panies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidi-aries.

For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee as follows:

-------------------------------------------------------------------------------

AVERAGE DAILY NET ASSET VALUE                              FUND MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                         .8500 of 1%
For the next $125 million                                          .8375 of 1%
For the next $250 million                                          .8250 of 1%
For the next $500 million                                          .8125 of 1%
For the next $1 billion                                            .8000 of 1%
For assets over $2 billion                                         .7750 of 1%
------------------------------------------------------------------------------

All fees and expenses are accrued daily and deducted before payment of divi-dends to investors. In addition to the fee paid to NIAC and the distribution and service fees paid to Nuveen, the Fund is responsible for its own expenses that are not covered under such agreements, including, without limitation: custodial, transfer agent, accounting and legal fees; interest charges; bro-kerage commissions; organizational expenses; and extraordinary expenses. The Fund also pays a portion of the Nuveen Investment Trust's general administra-tive expenses allocated in proportion to the net assets of each Fund. In order to prevent total operating expenses (excluding any distribution or service fee, and extraordinary expenses) from exceeding .95 of 1% of the average daily net asset value of any class of shares of the Fund for the fiscal year ended July 31, 1997, NIAC has agreed to waive all or a portion of its management fees or reimburse certain expenses of the Fund.

ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement, NIAC pays ICAP a portfo-lio management fee on the Fund's average daily net asset value at an annual rate as set forth below, which is determined by reference to the average daily market value of that portion of the assets of all Nuveen-sponsored investment products for which ICAP is designated as equity portfolio manager:

-------------------------------------------------------------------------------

ASSETS OF NUVEEN-SPONSORED                                           PORTFOLIO
INVESTMENT PRODUCTS                                                 MANAGEMENT
MANAGED BY ICAP                                                            FEE
------------------------------------------------------------------------------
For the first $500 million                                           .35 of 1%
For the next $500 million                                            .30 of 1%
For assets over $1 billion                                           .25 of 1%
------------------------------------------------------------------------------

The investment decisions for the Fund are made through a team approach, with all of the ICAP investment professionals contributing to the process. ICAP currently maintains a staff of 12 investment professionals. Each of the in-vestment officers and other investment professionals of ICAP has developed an expertise in at least one functional investment area, including equity re-search, strategy, fixed income analysis, quantitative research, technical re-search, and trading. A key element in the decision making process is a formal investment committee meeting generally held each business day and attended by all the investment professionals. These meetings also provide for the ongoing review of ICAP's investment positions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and individual security holdings are reviewed to ver-ify their continued appropriateness. Investment recommendations are presented to the committee for decisions.

ICAP provides continuous advice and recommendations concerning the Fund's in-vestments, and is responsible for selecting the broker-dealers who execute the portfolio's transactions. In executing such transactions, ICAP seeks to obtain the best net results for the Fund. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other insti-tutional and private investors. As of January 1, 1997, ICAP had approximately $6.5 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. In addition, The John Nuveen Company owns preferred shares of ICAP, which are convertible after sev-eral years into a 20% common stock interest of ICAP.

-------------------------------------------------------------------------------
HOW THE FUND SHOWS
PERFORMANCE

The Fund may quote its yield or total return in reports to shareholders, sales literature and advertisements. The Fund may also from time to time compare its investment results to various passive indices or other mutual funds with simi-lar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other indus-try publications. See the Statement of Additional Information for a more de-tailed discussion.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

-------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES

The Fund intends to operate as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis.

For federal income tax purposes, unless you are exempt from taxation or enti-tled to a tax deferral, ALL DIVIDENDS PAID BY THE FUND THAT ARE DERIVED FROM NET INVESTMENT INCOME AND NET SHORT-TERM CAPITAL GAINS ARE TAXABLE AS ORDINARY INCOME, AND DISTRIBUTIONS PAID BY THE FUND FROM NET LONG-TERM CAPITAL GAINS ARE TAXABLE AS LONG-TERM CAPITAL GAIN, WHETHER RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES. The capital gain holding


-------------------------------------------------------------------------------
period for this purpose is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Long-term capital gain distributions received by individual shareholders are taxed at a maximum rate of 28%. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

Income dividends are usually distributed quarterly, and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the pay-ment. ANY SUCH DISTRIBUTION WILL BE SUBJECT TO FEDERAL INCOME TAX, EVEN IF THE DISTRIBUTION OCCURS SHORTLY AFTER A PURCHASE OF FUND SHARES. All dividends or capital gains distributions will automatically be reinvested in additional shares of the same class of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains, or both, be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Nuveen Funds, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Such notice needs to be received at least 5 days prior to the record date of any dividend or capital gain dis-tribution.

Under certain circumstances, a corporate shareholder may be entitled to a div-idends received deduction with respect to such shareholder's taxable dividends which are attributable to dividends received by the Fund on its equity securi-ties.

If you do not furnish the Fund with your correct social security number or em-ployer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. A more detailed summary appears in the Statement of Additional Information. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

-------------------------------------------------------------------------------
NET ASSET VALUE

The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and ap-plied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type se-curities are valued at the last sales price on the national securities ex-change or Nasdaq on which such securities are primarily traded; however, secu-rities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securi-ties exchange or Nasdaq are valued at the most recent bid prices. Debt securi-ties are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are val-ued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a particular securi-ty, all valuations are subject to review by the Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

-------------------------------------------------------------------------------
GENERAL INFORMATION

The Custodian of the assets of the Fund is The Chase Manhattan Bank ("Chase"), 4 New York Plaza, New York, New York 10004-2413. Chase also provides certain accounting services to the Fund. The Fund's transfer, shareholder services and dividend paying agent, Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

The Fund is a series of the Nuveen Investment Trust ("Trust"). The Trust is an open-end diversified management investment company under the Investment Com-pany Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an un-limited number of shares in one or more series or "Funds," which may be di-vided into classes of shares. Currently, there are three series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, div-idends and liquidation, except that each bears different class expenses, in-cluding different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, ex-cept that Class B Shares automatically convert into Class A Shares, as de-scribed above. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privi-leges thereof.


-------------------------------------------------------------------------------

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Fund's Declaration of Trust further provides for indemnifica-tion out of the assets and property of the Trust for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance ex-isted and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is re-mote.


--------------------------------------------------------------------------------

                       Nuveen Family of Mutual Funds

           Nuveen's family of funds offers a range of funds designed to help you reach your financial goals. The funds below are grouped by in-vestment objective.

           GROWTH AND INCOME FUNDS

           Growth and Income Stock Fund

           Balanced Stock and Bond Fund

           Balanced Municipal and Stock Fund

           MUNICIPAL BOND FUNDS

           National Funds/1/

           State Funds

           Alabama                     Michigan

           Arizona                     Missouri

           California/2/               New Jersey/3/

           Colorado                    New Mexico

           Connecticut                 New York/2/

           Florida/3/                  North Carolina

           Georgia                     Ohio

           Kansas                      Pennsylvania

           Kentucky/4/                 South Carolina

           Louisiana                   Tennessee

           Maryland                    Virginia

           Massachusetts/2/            Wisconsin

           Notes

           1. Long-term, insured long-term, intermediate-term and limited-term portfolios.

           2. Long-term and insured long-term portfolios.

           3. Long-term and intermediate-term portfolios.

           4. Long-term and limited-term portfolios.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
                                                          EPR-GROW-INC 2.97

Statement of Additional Information
August 1, 1996, as amended February 1, 1997
Nuveen Investment Trust
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN GROWTH AND INCOME STOCK FUND
NUVEEN BALANCED STOCK AND BOND FUND
NUVEEN BALANCED MUNICIPAL AND STOCK FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. In-corporated, or from the Fund, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606. This Statement of Additional Information relates to, and should be read in conjunction with, as to each Fund the Pro-spectus for that Fund dated August 1, 1996, as amended or supplemented.

Table of Contents                                                     Page
--------------------------------------------------------------------------
General Information                                                    B-2
--------------------------------------------------------------------------
Investment Policies and Restrictions                                   B-2
--------------------------------------------------------------------------
Investment Policies and Techniques                                     B-4
--------------------------------------------------------------------------
Management                                                            B-18
--------------------------------------------------------------------------
Fund Manager and Portfolio Manager                                    B-20
--------------------------------------------------------------------------
Portfolio Transactions                                                B-21
--------------------------------------------------------------------------
Net Asset Value                                                       B-23
--------------------------------------------------------------------------
Tax Matters                                                           B-23
--------------------------------------------------------------------------
Performance Information                                               B-28
--------------------------------------------------------------------------
Additional Information on the Purchase and Redemption of Fund Shares  B-31
--------------------------------------------------------------------------
Distribution and Service Plans                                        B-34
--------------------------------------------------------------------------
Independent Public Accountants and Custodian                          B-35
--------------------------------------------------------------------------
Financial Statements                                                  B-36
--------------------------------------------------------------------------
Report of Independent Public Accountants                              B-37
--------------------------------------------------------------------------
Appendix A--Ratings of Investments
--------------------------------------------------------------------------

                              GENERAL INFORMATION

Nuveen Growth and Income Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen Balanced Municipal and Stock Fund (individually a "Fund" and collec-tively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management series investment company. Each series of the Trust represents shares of beneficial interest in a separate portfolio of secu-rities and other assets, with its own objectives and policies. Currently, three series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each se-ries affected by such matter.

                    INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT RESTRICTIONS
The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that is-suer;

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as, investing in When-Issued Securities or certain futures and options), provided that the combina-tion of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of owner-ship of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative in-struments, or from investing in securities or other instruments backed by phys-ical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from pur-chasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Nuveen Balanced Municipal and Stock Fund, to Municipal Obligations, other than those Municipal Obligations backed only by the assets and revenues of non-gov-ernmental users).

If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the invest-ment or the total assets will not constitute a violation of that restriction.

For the purpose of applying the limitation set forth in restriction (1) above to Municipal Obligations, an issuer shall be deemed the sole issuer of a secu-rity when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the as-sets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such Municipal Obligation will be determined in accordance with the principles set forth above. The fore-going restrictions do not limit the percentage of the Nuveen Balanced Municipal and Stock Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

The foregoing fundamental investment policies, together with the investment ob-jective of each of the Nuveen Growth and Income Stock Fund, the Nuveen Balanced Stock and Bond Fund and the Nuveen Balanced Municipal and Stock Fund, and cer-tain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

(4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions there-
of) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or as-set-backed securities.

(5) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(7) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(9) The Nuveen Growth and Income Stock Fund, the Nuveen Balanced Stock and Bond Fund and the Nuveen Balanced Municipal and Stock Fund may not invest in illiq-uid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

INVESTMENT IN MUNICIPAL OBLIGATIONS

Portfolio Investments
Except to the extent the Nuveen Balanced Municipal and Stock Fund invests in temporary investments as described below, all of the Fund's investments in Mu-nicipal Obligations will be comprised of tax- exempt Municipal Obligations that are either (1) rated at the time of purchase within the four highest grades (Baa or better by Moody's Investors Services, Inc. ("Moody's") or BBB or better by Standard &

Poor's Ratings Group ("S&P")), or (2) unrated but which, in the opinion of the NIAC, have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations so rated; provided, however, that not more than 20% of the Fund's investments in Municipal Obligations may be in such unrated Municipal Obligations. The foregoing policies are fundamental policies of the Fund. Municipal Obligations rated Baa or BBB are considered "investment grade" securities; Municipal Obligations rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Munici-pal Obligations rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. A general description of Moody's and S&P's ratings is set forth in Appendix A hereto. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing policies as to rating of investments in securities will apply only at the time of the purchase of a security, and the Fund will not be re-quired to dispose of securities in the event Moody's or S&P downgrades its as-sessment of the credit characteristics of a particular issuer.

The Fund's municipal portfolio manager pursues a value oriented approach for selecting municipal securities by seeking to identify underrated or undervalued Municipal Obligations. Underrated Municipal Obligations are those whose ratings do not, in NIAC's opinion, reflect their true value. Municipal Obligations may be underrated because of the time that has elapsed since their rating was as-signed or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that represent undervalued municipal market sectors are Municipal Obligations that, in NIAC's opinion, are worth more than the value assigned to them in the marketplace. Municipal Obligations of partic-ular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general de-cline in the market price of Municipal Obligations of the market sector for reasons that do not apply to the particular Municipal Obligations that are con-sidered undervalued. The Fund's investment in underrated or undervalued Munici-pal Obligations will be based on NIAC's belief that their prices should ulti-mately reflect their true value.

The Fund has not established any limit on the percentage of its portfolio of investments in Municipal Obligations that may be invested in Municipal Obliga-tions subject to the alternative minimum tax provisions of Federal tax law. Consequently, a substantial portion of the current income produced by the Fund may be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

Also included within the general category of Municipal Obligations described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obliga-tions") of municipal authorities or entities. Although a Municipal Lease

Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, cer-tain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such pur-pose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or de-fault will be limited solely to the repossession of the leased property, with-out recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Fund will seek to minimize these risks by not investing more than 20% of the assets allocated to investments in Municipal Obligations in Municipal Lease Obligations that contain "non-appro-priation" clauses, and by only investing in those "non-appropriation" Munici-pal Lease Obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appropriate covenants will be obtained from the munici-pal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, and (4) the investment is of a size that will be attractive to institutional investors.

During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of the Fund to meet its long-term investment objectives and preserve the asset value of the Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. Temporary investments may be either tax-exempt or taxable. To the extent the Nuveen Balanced Municipal and Stock Fund invests in taxable temporary investments, the Fund will not at such times be in a posi-tion to achieve that portion of its investment objective of seeking federally tax-exempt income. For further information, see "Short-Term Tax-Exempt Fixed Income Securities" and "Short-Term Taxable Fixed Income Securities."

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obliga-tions of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Short-Term Tax-Exempt Fixed Income Securities
During certain temporary periods, in order to keep cash on hand fully invest-ed, the Nuveen Balanced Municipal and Stock Fund may invest up to 20% of its total assets as "temporary investments" in short-term tax-exempt fixed income securities, and as a defensive measure in response to prevailing market condi-tions up to 100% of its total assets in such securities. Short-term tax-exempt fixed income securities are defined to include, without limitation, the fol-lowing:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obli-gations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delin-quencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obliga-tions of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and in-terest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available there-from. Maturities of municipal paper generally will be shorter than the maturi-ties of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and lim-itations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities
The Nuveen Growth and Income Stock Fund may invest up to 35% of its total as-sets and, for temporary defensive purposes up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities. The Nuveen Balanced Stock and Bond Fund may invest up to 20% of its total assets and, for temporary defensive purposes up to 100% of its total assets, in cash equiva-lents and short-term taxable fixed income securities. For temporary defensive purposes the Nuveen Balanced Municipal and Stock Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income secu-rities, although the Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not avail-able at reasonable prices and yields. Short-term taxable fixed income securi-ties are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. govern-ment agency securities include securities issued by (a) the Federal Housing Ad-ministration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage As-sociation, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal Na-tional Mortgage Association, whose securities are supported by the discretion-ary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or in-strumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumen-talities do not guarantee the market value of their securities, and consequent-ly, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 5% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount de-posited plus interest to the bearer of the certificate on the dated specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Bankers' acceptances which are short-term credit instruments used to fi-nance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultane-ously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest tempo-rarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentali-ties; certificates of deposit; or bankers acceptances in which the Fund may in-vest. Repurchase agreements may be considered loans to the seller, collateral-ized by the underlying securities. The risk to the Fund is limited to the abil-ity of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral de-clines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. ICAP monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. ICAP does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial paper, which are short-term unsecured promissory notes, includ-ing variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. Howev-er, they are redeemable by the Fund at any time. ICAP will consider the finan-cial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on de-mand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of ICAP, of comparable quality.

Short-Term Tax-Exempt Fixed Income Securities
For a discussion regarding these instruments, see the above-named section set forth under Investments in Municipal Obligations.

HEDGING STRATEGIES

General Description of Hedging Strategies
Each Fund may engage in hedging activities. NIAC or ICAP may cause a Fund to utilize a variety of financial instruments, including options, futures con-tracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, gener-ally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instru-ments is subject to applicable regulations of the Securities and Exchange Com-mission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations.The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other per-missible assets, and will be marked-to-market daily.

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write cov-ered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by de-livery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of ICAP to correctly predict movements in the directions of the stock market. This re-quires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securi-ties will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its se-curities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securi-ties in order to satisfy its obligation under the option to deliver such secu-rities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a Fund writes options other than "qualified covered call options," as de-fined in Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), or purchases puts, any losses on such options transactions, to the ex-tent they do not exceed the unrealized gains on the securities covering the op-tions, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 and 100 indexes would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the ef-fective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected in-creases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory au-thorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying fi-nancial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.

Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by de-livery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those se-curities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's perfor-mance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a pur-chase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would pre-sumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a

Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Con-tract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position. The Funds would continue to be re-quired to meet margin requirements until the position is closed, possibly re-sulting in a decline in the Funds' net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active second-ary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on se-curities or indexes. The purchase of put options on Futures Contracts is analo-gous to the purchase of puts on securities or indexes so as to hedge the Funds' securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract consti-tutes a partial hedge against declining prices of the securities which are de-liverable upon exercise of the Futures Contract. If the futures price at expi-ration of a written call option is below the exercise price, the Fund will re-tain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securi-ties. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the se-curities the Fund intends to acquire.

As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin require-ments), the current market value of the option, and other futures positions held by the Fund. The Funds will set aside in a segregated account at the Funds' custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market dai-ly, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the under-lying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Funds' successful use of options on Futures Contracts depends on ICAP's ability to correctly predict the movement in prices of Futures Contracts and the under-lying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Con-tract subject to the option. For additional information, see "Futures Con-tracts."

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such secu-rities and, consequently, the nature of the gain or loss on such securities upon disposition.

Each Fund intends to operate as a "Regulated Investment Company" under Subchapter M of the Code. In order for each Fund to qualify for federal income tax treatment as a Regulated Investment Company, gains realized on the sale or other disposition of securities or Futures Contracts held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that unrealized gains on Futures Contracts which have been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes will not be considered gains on securities held less than three months for purposes of the 30% test.

The Funds will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Funds' other investments and shareholders will be advised of the nature of the payments.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities
The Fund may invest in illiquid securities (i.e., securities that are not read-ily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities ( securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repur-chase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has dele-gated to Institutional Capital Corporation ("ICAP") the day-to-day determina-tion of the illiquidity of any equity or taxable fixed-income security and to Nuveen Institutional Advisory Corp. ("NIAC") as to any municipal security, al-though it has retained oversight and ultimate responsibility for such determi-nations. Although no definitive liquidity criteria are used, the Board of Trustees has directed ICAP and NIAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale mar-ket; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the me-chanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., cer-tain repurchase obligations and demand instruments), and (iii) other permissi-ble relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it de-cided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appre-ciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed ad-visable, if any, to protect liquidity.

Short Sales Against the Box
When ICAP believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will limit its transactions in short sales against the box to 5% of its net as-sets. In addition, the Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, the Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the follow-ing July. Thereafter, if the price of the stock declines to $45, it will real-ize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no divi-dends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a spe-cific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the is-suer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

When-Issued Securities
Each Fund may from time to time purchase securities on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no pay-ment is made by the Fund to the issuer and no interest is accrued on debt secu-rities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commit-ment to purchase a security on a when-issued basis, it will record the transac-tion and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the secu-rities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Unseasoned Companies
Each Fund may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial re-sources, product diversification, and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller compa-nies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be sub-ject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is fixed at seven, three of whom are "interested persons" (as the term "interested persons" is de-fined in the Investment Company Act of 1940) and four of whom are "disinter-ested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

----------------------------------------------------------------------------------------------------------
                                  POSITION AND         PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS     AGE  OFFICES WITH TRUST      DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
 Anthony T. Dean*         51  Chairman and Trustee  President (since July 1996)
                                                    and Director, formerly
                                                    Executive Vice President,
                                                    of The John Nuveen Company
                                                    (from March 1992 to July
                                                    1996) and of John Nuveen &
                                                    Co. Incorporated; Director
                                                    (since October 1992) and
                                                    President (since July
                                                    1996), formerly Executive
                                                    Vice President (from May
                                                    1994 to July 1996) of
                                                    Nuveen Institutional
                                                    Advisory Corp. and Nuveen
                                                    Advisory Corp.
----------------------------------------------------------------------------------------------------------
 Timothy R. Schwertfeger* 47  President and Trustee Chairman (since July 1996)
                                                    and Director, formerly
                                                    Executive Vice President,
                                                    of The John Nuveen Company
                                                    (from March 1992 to July
                                                    1996) and of John Nuveen &
                                                    Co. Incorporated; Director
                                                    (since October 1992) and
                                                    Chairman (since July 1996),
                                                    formerly Executive Vice
                                                    President (from May 1994 to
                                                    July 1996) of Nuveen
                                                    Institutional Advisory Corp
                                                    and Nuveen Advisory Corp.
----------------------------------------------------------------------------------------------------------

 Robert H. Lyon*          47  Trustee               President and a Director of
                                                    the ICAP Funds Inc. (since
                                                    its inception in December
                                                    1994); President, Chief
                                                    Investment Officer, and a
                                                    Director of ICAP (since
                                                    1992) and prior thereto a
                                                    Vice President of ICAP.
----------------------------------------------------------------------------------------------------------
 James E. Bacon           65  Trustee               Business consultant;
                                                    Director of Lone Star
                                                    Industries, Inc. (cement)
                                                    (since February 1992) and
                                                    Accuhealth, Inc. (home
                                                    health care) (since May
                                                    1994); retired (since April
                                                    1990); previously, Director
                                                    and Executive Vice
                                                    President of U.S. Trust
                                                    Corporation and Trustee of
                                                    United States Trust Company
                                                    of New York.
----------------------------------------------------------------------------------------------------------
 William L. Kissick       64  Trustee               Professor, School of
                                                    Medicine and the Wharton
                                                    School of Management and
                                                    Chairman, Leonard Davis
                                                    Institute of Health
                                                    Economics, University of
                                                    Pennsylvania.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                              POSITION AND           PRINCIPAL OCCUPATIONS
   NAME AND ADDRESS    AGE OFFICES WITH TRUST       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
 Thomas E. Leafstrand  65  Trustee             Retired (since 1990), previously
                                               Vice President in charge of
                                               Municipal Underwriting and
                                               Dealer Sales at The Northern
                                               Trust Company.

------------------------------------------------------------------------------------------------------------
 Sheila W. Wellington  64  Trustee             President (since 1993) of
                                               Catalyst (a not-for-profit
                                               organization focusing on women's
                                               leadership development in
                                               business and the professions);
                                               prior thereto (from July 1987 to
                                               July 1993), Secretary of Yale
                                               University.
------------------------------------------------------------------------------------------------------------
 Anna R. Kucinskis     50  Vice President      Vice President of John Nuveen &
 333 West Wacker Drive                         Co. Incorporated.
                                               Chicago, IL 60606
------------------------------------------------------------------------------------------------------------
 Larry W. Martin       45  Vice President and  Vice President (since September
 333 West Wacker Drive     Assistant Secretary 1992), Assistant Secretary and
 Chicago, IL 60606                             Assistant General Counsel of
                                               John Nuveen & Co. Incorporated;
                                               Vice President (since May 1993)
                                               and Assistant Secretary of
                                               Nuveen Advisory Corp; Vice
                                               President (since May 1993) and
                                               Assistant Secretary (since
                                               January 1992) of Nuveen
                                               Institutional Advisory Corp.;
                                               Assistant Secretary of The John
                                               Nuveen Company (since February
                                               1993).
------------------------------------------------------------------------------------------------------------
 O. Walter Renfftlen   57  Vice President and  Vice President and Controller of
 333 West Wacker Drive     Controller          The John Nuveen Company (since
 Chicago, IL 60606                             March 1992), John Nuveen & Co.
                                               Incorporated, Nuveen Advisory
                                               Corp. and Nuveen Institutional
                                               Advisory Corp. (since April
                                               1990).
------------------------------------------------------------------------------------------------------------
 Ronald E. Toupin, Jr. 38  Vice President      Vice President of Nuveen
                                               Institutional Advisory Corp.
                                               (since January 1992); prior
                                               thereto, Vice President (from
                                               December 1991 to January 1992),
                                               formerly Assistant Vice
                                               President of John Nuveen Co.
                                               Incorporated.
------------------------------------------------------------------------------------------------------------
 H. William Stabenow   62  Vice President and  Vice President and Treasurer of
 333 West Wacker Drive     Treasurer           The John Nuveen Company (since
 Chicago, IL 60606                             March 1992), John Nuveen & Co.
                                               Incorporated, Nuveen Advisory
                                               Corp. and Nuveen Institutional
                                               Advisory Corp, (since January
                                               1992).
------------------------------------------------------------------------------------------------------------
 Gifford R. Zimmerman  40  Vice President and  Vice President (since September
 333 West Wacker Drive     Assistant Secretary 1992), Assistant Secretary and
 Chicago, IL 60606                             Assistant General Counsel of
                                               John Nuveen & Co. Incorporated;
                                               Vice President (since May 1993)
                                               and Assistant Secretary of
                                               Nuveen Advisory Corp.; Vice
                                               President (since May 1993) and
                                               Assistant Secretary (since
                                               January 1992) of Nuveen
                                               Institutional Advisory Corp.

--------------------------------------------------------------------------------

Anthony T. Dean, Thomas E. Leafstrand and Timothy R. Schwertfeger serve as mem-bers of the Executive Committee of the Board of Trustees. The Executive Commit-tee, which meets between regular meetings of the Board of Trustees, is autho-rized to exercise all of the powers of the Board of Trustees.

Mr. Dean and Mr. Schwertfeger are also directors or trustees, as the case may be, of 95 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The other trustees of the Trust (other than Mr. Lyon) are also trustees of five closed-end funds advised by NIAC. Mr. Lyon is also a director of ICAP and ICAP Funds, Inc.

The following table sets forth estimated compensation to be paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's first full fiscal year and the total compensation that the Nuveen Funds paid or accrued to such trustees during fiscal year 1995. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                     TOTAL**
                                   COMPENSATION
                       ESTIMATED*   FROM TRUST
                       AGGREGATE     AND FUND
                      COMPENSATION   COMPLEX
                        FROM THE     PAID TO
NAME OF TRUSTEE          TRUST       TRUSTEES
-----------------------------------------------
James E. Bacon           $7,725      $25,000
William L. Kissick       $7,880      $25,000
Thomas E. Leafstrand     $8,189      $26,500
Sheila W. Wellington     $7,725      $25,000

--------
*The estimated compensation to be paid by the Trust to the independent trust-ees for the current fiscal year is a pro rata portion of the total compen-sation to be paid by the Trust and Fund Complex to the independent trustees based upon the estimated relative net asset value of the Trust as compared to the Fund Complex.
**Based on the compensation paid to the independent trustees for the fiscal year ended March 31, 1995 for services to five closed-end funds advised by NIAC.
Each trustee who is not affiliated with NIAC or ICAP receives a $20,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in per-son or a $500 fee per day plus expenses for attendance by telephone at a meet-ing held on a day on which no regular Board meeting is held and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as in-vestment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compen-sated by NIAC.

As of July 29, 1996, NIAC owned all the shares of each class of each Fund with 5,004 shares outstanding (Class A, Class B, Class C and Class R).

                      FUND MANAGER AND PORTFOLIO MANAGER

Fund Manager. NIAC acts as the manager of each Fund, with responsibility for the overall management of each Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Nuveen Growth and Income Stock Fund and the Nuveen Balanced Stock and Bond Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages the Fund's investment portfolio. For the Nuveen Balanced Municipal and Stock Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages the Fund's equity investments. NIAC is also responsible for managing the Fund's business affairs and provid-ing day-to-day administrative services to the Fund.

NIAC is a wholly-owned subsidiary of Nuveen, which is also the principal un-derwriter of the Fund's shares. Nuveen is sponsor of the Nuveen Tax-Free Unit Trust, a registered unit investment trust, is also the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 80% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Sub-Adviser. ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for each Fund, ICAP is compensated by NIAC for its investment advisory services with respect to all or a portion of each Fund's assets.

With regard to Fund assets subject to the Sub-Advisory Agreement, ICAP pro-vides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private investors. As of January 1, 1997, ICAP had approximately $6.5 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP.

                            PORTFOLIO TRANSACTIONS

NIAC (with respect to transactions in Municipal Obligations) and ICAP (with respect to other transactions) are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities busi-ness, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of both NIAC and ICAP to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transac-tions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers the firm's reliability, the quality of its execution services on a continuing ba-sis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares. NIAC expects that all transactions in Municipal Obli-gations will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions on such transac-tions.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securi-ties, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) fur-nishing analyses and reports concerning issuers, industries, securities, eco-nomic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, ICAP considers investment and market information and other research, such as economic, securities and performance measurement re-search, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsi-bility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to ICAP or the Funds. ICAP believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Management Agreement and the Sub-Advi-sory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to ICAP under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or ICAP of research services.

NIAC and ICAP each place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NIAC and/or ICAP in ser-vicing all of its accounts; not all of such services may be used by NIAC and/or ICAP in connection with the Funds. NIAC and ICAP believe it is not pos-sible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of com-missions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC and ICAP believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NIAC and ICAP seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securi-ties available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NIAC and ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Under the Investment Company Act of 1940, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security pur-chased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a ma-jority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

As stated in the Prospectuses, each Fund's net asset value per share is deter-mined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

As described in the Prospectuses, each of the Funds intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regu-lated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its an-nual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other dispo-sition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: stock, securities and certain options, futures, or for-ward contracts (the "short-short test"). Third, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securi-ties and securities of other regulated investment companies) or two or more is-suers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable in-terest, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be enti-tled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capi-tal gains included in the shareholder's gross income. Each Fund intends to dis-tribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-exempt interest and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If any of the Funds engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the ef-fect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in one of the Funds, the impact of dividends or dis-tributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reduc-ing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by each Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of a Fund normally will result in cap-ital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, howev-er, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum marginal rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the rein-vestment or exchange privilege. Any disregarded portion of such load will re-sult in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or other-wise) or the shareholder acquires or enters into a contract or option to ac-quire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such re-demption or exchange. If disallowed, the loss will be reflected in an adjust-ment to the basis of the shares acquired.

In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally com-puted on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For pur-poses of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distribu-tions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

If in any year a Fund should fail to qualify under Subchapter M for tax treat-ment as a regulated investment company, the Fund would incur a regular corpo-rate federal income tax upon its income for that year (other than interest in-come from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification num-ber (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

A corporate shareholder will generally be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by a Fund on certain Equity Securities (other than corporate shareholders, such as "S" corpora-tions, which are not eligible for the deduction because of their special characteris-tics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). A Fund will designate the portion of any taxable dividend which is eligible for this deduction. How-ever, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Shares of a Fund) must generally be held at least 46 days (as determined under Section 246(c) of the Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of the Fund the financing of which is directly attributable to indebt-edness incurred by such corporation. It should be noted that various legisla-tive proposals that would affect the dividends received deduction have been introduced. To the extent dividends received by a Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the div-idends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with re-spect to dividends paid by domestic corporations. It should be noted that pay-ments to a Fund of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limi-tations on, and possible modifications to, the dividends received deduction.

Nuveen Balanced Municipal and Stock Fund Tax Matters

In addition to the matters discussed above, the Nuveen Balanced Municipal and Stock Fund intends to qualify to pay "exempt-interest" dividends as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of Municipal Obligations, the Fund shall be qualified to pay exempt-interest dividends to its Shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on Municipal Obligations (net of expenses and any bond premium am-ortization with respect to Municipal Obligations) and are so designated by the Fund. Exempt-interest dividends will be exempt from federal income tax, sub-ject to the possible application of the federal alternative minimum tax. In-surance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations, as de-scribed herein, will be excludable from federal gross income under Section 103(a) of the Code provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the respective issuer of the Municipal Obliga-tions, rather than the insurer, will pay debt service on the Municipal Obliga-tions; in the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing in-terest on such "non-appropriation" Municipal Lease Obligations will be exclud-able from gross income for federal income tax purposes. If the Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount generally will be treated as capital gain. The Fund will be required by the Code to allocate its expenses proportionately between its tax-exempt income and taxable income (ex-cluding net realized long-term capital gains). Distributions to shareholders by the Fund of net income received, if any, from taxable dividends market dis-count on Municipal Obligations treated as interest and net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income. Distributions of net realized long-term capital gains, if any, are taxable as long-term capital gains, re-gardless of the length of time the shareholder has owned shares of the Fund and regardless of whether the distribution is received in additional shares or in cash.

In general, market discount is the amount (if any) by which the stated redemp-tion price at maturity exceeds the Fund's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued). Accretion of market discount is taxable as ordinary income; un-der prior law the accretion had been treated as capital gain. Market discount that accretes while the Fund holds a Municipal Obligation would be recognized as ordinary income by the Fund when principal payments are received on the Mu-nicipal Obligation, upon sale or at redemption (including early redemption) or at the Fund's election, as such market discount accrues. Market discount in-come recognized by the Fund will result in taxable dividends to the sharehold-ers.

For purposes of computing the alternative minimum tax for individuals and cor-porations and the Superfund tax for corporations, interest on certain private activity bonds (which includes most industrial and housing bonds) issued on or after August 8, 1986 is included as a preference item. The Fund will annually supply shareholders with a report indicating the percentage of Fund income at-tributable to Municipal Obligations that is treated as a tax preference item for purposes of the federal alternative minimum tax. Moreover, for corpora-tions, the alternative minimum taxable income is increased by 75% of the dif-ference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable in-come. Interest on all Municipal Obligations, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. In addition, a corporate shareholder cannot take into account the dividends received deductions in determining its adjusted current earnings.

For taxable years beginning before 1996, the Code imposes a separate tax on corporations at a rate of 0.12% of the excess of such corporation's "modified alternative minimum taxable income" over $2,000,000. A portion of the tax-ex-empt interest, including exempt-interest dividends from the Fund, and taxable dividends are includable in modified alternative minimum taxable income. This tax will be imposed even if the corporation is not required to pay an alterna-tive minimum tax because the corporation's regular income tax liability ex-ceeds its minimum tax liability.

Individuals whose "modified income" exceeds a base amount will be subject to federal income tax on up to one-half of their social security benefits. Modi-fied income currently includes adjusted gross income, one-half of social secu-rity benefits and tax-exempt interest, including exempt-interest dividends from the Fund. In addition, individuals whose modified income exceeds certain base amounts are required to include in gross income up to 85% of their social security benefits.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered ei-ther a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corpora-tion and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code relating to the definitions of "substantial user" and "related person." For additional information, investors should consult their tax advisers before investing in the Fund.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of a fund that distributes exempt-interest dividends is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase or ownership of shares.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Funds and their shareholders. For complete pro-visions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legis-lative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

                            PERFORMANCE INFORMATION

As explained in the Prospectuses, the historical investment performance of the Funds may be shown in the form of "average annual total return," and "cumula-tive total return" each of which will be calculated separately for each class of shares.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by a Fund have been reinvested at net asset value on the reinvest-ment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumula-tive total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its RISK-ADJUSTED TOTAL RETURN, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of a Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

THE RISK-ADJUSTED TOTAL RETURN for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.25% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Re-turns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market condi-tions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance with that of: (1) the Con-sumer Price Index and (2) equity mutual funds or mutual fund indexes as re-ported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mu-tual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting serv-ices which are described herein. The Consumer

Price Index is generally considered to be a measure of inflation. Lipper, Morn-ingstar, Wiesenberger and CDA are widely recognized mutual fund reporting serv-ices whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

NUVEEN GROWTH AND INCOME STOCK FUND

THE FUND DOES NOT HAVE ANY PRIOR OPERATING HISTORY. THE TABLE BELOW PRESENTS ANNUAL INVESTMENT RETURNS FOR THE ICAP DISCRETIONARY EQUITY COMPOSITE BETWEEN DECEMBER 31, 1985 AND DECEMBER 31, 1995. THE ICAP DISCRETIONARY EQUITY COMPOS-ITE REPRESENTS THE COMPOSITE PERFORMANCE OF THE 40 MANAGED ACCOUNTS TOTALLING APPROXIMATELY $2.4 BILLION FOR WHICH ICAP SERVES AS INVESTMENT ADVISER AND THAT HAVE THE SAME INVESTMENT OBJECTIVES AND POLICIES AS THE FUND.

                           1ST
                          HALF      ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                          1996  1995  1994   1993  1992 1991  1990   1989  1988  1987  1986
------------------------------------------------------------------------------------------------
ICAP Discretionary Eq-
 uity Composite (Gross).  10.66 38.16  1.95  16.58 7.38 33.63  1.47  33.54  9.37 29.08 16.09
ICAP Discretionary Eq-
 uity Composite (Net)...  10.02 36.63  0.74  15.24 6.12 32.15  0.26  32.05  8.09 27.63 14.75
S&P 500.................  10.20 37.43  1.31   9.99 7.67 30.55 (3.17) 31.49 16.81  5.23 18.47
Morningstar Growth and
 Income Average.........   8.90 31.80 (1.05) 11.12 8.36 28.66 (4.79) 23.56 15.05  2.48 15.93

NUVEEN BALANCED STOCK AND BOND FUND

THE FUND DOES NOT HAVE ANY PRIOR OPERATING HISTORY. THE TABLE BELOW PRESENTS ANNUAL INVESTMENT RETURNS FOR THE ICAP BALANCED COMPOSITE BETWEEN DECEMBER 31, 1985 AND DECEMBER 31, 1995. THE ICAP BALANCED COMPOSITE REPRESENTS THE COMPOS-ITE PERFORMANCE OF THE 8 MANAGED ACCOUNTS TOTALLING APPROXIMATELY $370 MILLION FOR WHICH ICAP SERVES AS INVESTMENT ADVISER AND THAT HAVE THE SAME INVESTMENT OBJECTIVES AND POLICIES AS THE FUND.

                          1ST
                          HALF     ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                          1996 1995  1994   1993  1992 1991  1990   1989  1988  1987  1986
-----------------------------------------------------------------------------------------------
ICAP Balanced Composite
 (Gross)................  5.77 29.09  0.21  13.81 7.34 31.04  2.69  31.14  8.57 27.52 15.75
ICAP Balanced Composite
 (Net)..................  5.20 27.76 (0.89) 12.61 6.18 29.70  1.57  29.80  7.40 26.20 14.52
Balanced Index..........  6.04 28.71  0.09   9.29 7.41 23.91  2.07  23.81 12.53  6.27 16.50
Morningstar Balanced Av-
 erage..................  4.81 25.07 (2.84) 11.03 7.80 25.78 (0.25) 18.85 12.84  2.51 16.63

The gross performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the investment performance of the respec-tive composites before deduction of any investment advisory fees or other ex-penses. The net performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the deduction of the projected annual operating expenses for Class A shares of the Nuveen Growth and Income Stock Fund and the Nuveen Balanced Stock and Bond Fund, respectively, as summarized in the Summary of Fund Expenses section of each Fund's prospectus. The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely-recog-nized, unmanaged index of common stock prices. S&P 500 returns assume reinvest-ment of all dividends paid by the stocks included in the index, but do not in-clude brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The

Morningstar Growth and Income Average represents the composite returns of the 511 funds comprising the Morningstar Growth and Income category and assumes reinvestment of all fund dividends and distributions. The Balanced Fund Index represents the investment performance of an unmanaged index comprised 60% of the S&P 500 and 40% of the Lehman Brothers Intermediate Treasury Index (the "Lehman Index"). The Lehman Index is an unmanaged index of all public obliga-tions of the U.S. Treasury, U.S. Government agencies, quasi-federal corpora-tions and corporate debt guaranteed by the U.S. Government with maturities be-tween one and ten years and an outstanding par value of at least $100 million. The Morningstar Balanced Average represents the composite returns of the 309 funds comprising the Morningstar Balanced category and assumes reinvestment of all fund dividends and distributions.

TOTAL RETURNS REFLECT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RE-
SULTS.

                  ADDITIONAL INFORMATION ON THE PURCHASE AND
                           REDEMPTION OF FUND SHARES

As described in the Prospectuses, each Fund has adopted a Flexible Sales Charge Program which provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences. You may purchase Class A Shares at a price equal to their net asset value plus an up-front sales charge. For information regarding the up-front sales charge on Class A shares, see the table under "How to Buy Fund Shares" of the Prospec-tus. Set forth is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on Au-gust 1, 1996 of Class A shares from a Fund aggregating less than $50,000 sub-ject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net Asset Value per share.............................................. $20.000
Per Share Sales Charge--5.25% of public offering price (5.54% of net asset value per share)................................................ $ 1.108
Per Share Offering Price to the Public................................. $21.108

You may purchase Class B Shares without any up-front sales charge at a price equal to their net asset value, but subject to a contingent deferred sales charge ("CDSC") if you redeem shares within six years of purchase. The CDSC will be waived (a) in the event of the total disability (as evidenced by a de-termination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (in-cluding a registered joint owner), (c) for redemptions made pursuant to a sys-tematic withdrawal plan, (d) for redemptions made pursuant to an IRA system-atic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Reve-nue Code Section 72(t)(2)(A)(iv) prior to age 59 and (e) for redemptions to satisfy required minimum distributions after age 70 from an IRA account (with the maximum amount subject to this waiver being based only upon the sharehold-er's Nuveen IRA accounts). The CDSC will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount recordkeeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan ad-vances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversation privilege), (b) redemp-tions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connec-tion with distributions qualifying under the hardship provisions of the Inter-nal Revenue Code and (d) redemptions representing returns of excess contribu-tions to such plans. Class B Shares are also subject to an annual distribution fee designed to compensate Authorized Dealers over time for the sale of Fund shares. Class B Shares automatically convert to Class A Shares eight years af-ter purchase.

You may purchase Class C Shares without any up-front sales charge at a price equal to their net asset value, but subject to an annual distribution fee de-signed to compensate Authorized Dealers over time for the sale of Fund shares. Class C Shares are subject to a contingent deferred sales charge for redemption within 12 months of purchase. The CDSC will be waived for redemption following the disability (as determined in writing by the Social Security Administration) or death of the shareholder. Class A Shares, Class B Shares and Class C Shares are all subject to annual service fees, which are used to compensate Authorized Dealers for providing you with ongoing financial advice and other services.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including administration and distribution expenses, and each class has exclusive voting rights with respect to any dis-tribution or service plan applicable to its shares. In addition, the Class B Shares are subject to a conversion feature, as described below. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and post-age expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

Each Fund has special purchase programs under which certain persons may pur-chase Class A Shares at reduced sales charges. One such program is available to members of a "qualified group."

An individual who is a member of a "qualified group" may purchase Class A Shares of a Fund (or any other Nuveen Fund with respect to which a sales charge is imposed), at the reduced sales charge applicable to the group taken as a whole. A "qualified group" is one which (i) has been in existence for more than six months; (ii) has a purpose other than investment; (iii) has five or more participating members; (iv) has agreed to include sales literature and other materials related to the Fund in publications and mailings to members; (v) has agreed to have its group administrator submit a single bulk order and make pay-ment with a single remittance for all investments in a Fund during each invest-ment period by all participants who choose to invest in the Fund; and (vi) has agreed to provide the Funds' transfer agent with appropriate backup data for each participant of the group in a for-mat fully compatible with the transfer agent's processing system.

The "amount" of a share purchase by a participant in a group purchase program for purposes of determining the applicable sales charge is (i) the aggregate value of all shares of the Funds (and all other Nuveen Funds with respect to which a sales charge is imposed) currently held by participants of the group, plus (ii) the amount of shares currently being purchased.

Special Sales Charge Waivers. Class A Shares of the Funds may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

 .  officers, trustees and retired trustees of the Trust;

 . bona fide, full-time and retired employees of Nuveen or ICAP, any parent company of Nuveen, and subsidiaries thereof, or their immediate family mem-bers (as defined below);

 . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

 . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates;

 . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

 . investors purchasing through a mutual fund purchase program sponsored by a broker-dealer that offers a selected group of mutual funds either without a transaction fee or with an asset-based fee or a fixed fee that does not vary with the amount of the purchase. In order to qualify, such purchase program must offer a full range of mutual fund related services and share-holder account servicing capabilities, including establishment and mainte-nance of shareholder accounts, addressing investor inquiries regarding ac-count activity and investment performances, processing of trading and divi-dend activity and generation of monthly account statements and year-end tax reporting; and

 . registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees to their cus-tomers for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is im-posed.

Class A Shares may also be offered from time to time to certain investors at net asset value without a front-end sales load but subject to a CDSC. The terms and conditions of such an offer will be described in the Fund's Prospec-tus or supplement thereto.

To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce soft-ware or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In ad-dition to the holidays observed by the Fund, the Nuveen money market funds ob-serve and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

For more information on the procedure for purchasing shares of the Funds and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then ef-fective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a major-ity or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemp-tions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

                        DISTRIBUTION AND SERVICE PLANS

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares, and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of such Shares. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of such Shares, certain other expenses associated with the distribution of such Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C
Shares under each Fund's Plan
will be payable to Authorized Dealers in connection with the provision of ongo-ing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and pro-viding other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee and up to
 .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of rea-sonable business judgment and in light of their fiduciary duties under applica-ble law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in per-son at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters. The finan-cial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP as indicated in their report with respect there-to, and are included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the assets of the Funds is The Chase Manhattan Bank, 770 Broadway, New York, New York 10003. The custodian performs custodial, fund ac-counting and portfolio accounting services.

                              FINANCIAL STATEMENTS

                            NUVEEN INVESTMENT TRUST

                            STATEMENT OF NET ASSETS

                                 JULY 29, 1996

                                GROWTH AND     BALANCED STOCK BALANCED MUNICIPAL
                             INCOME STOCK FUND AND BOND FUND    AND STOCK FUND
                             ----------------- -------------- ------------------
Assets:
  Cash.....................      $ 33,360         $ 33,360         $ 33,360
  Deferred organization
   costs (note 2)..........       180,000          180,000          180,000
                                 --------         --------         --------
    Total assets...........       213,360          213,360          213,360
                                 --------         --------         --------
Liabilities:
  Organization costs ac-
   crued...................       180,000          180,000          180,000
                                 --------         --------         --------
Net assets.................      $ 33,360         $ 33,360         $ 33,360
                                 ========         ========         ========
Shares outstanding (note
 1):
  Class A shares...........           417              417              417
  Class B shares...........           417              417              417
  Class C shares...........           417              417              417
  Class R shares...........           417              417              417
Net asset value and redemp-
 tion price per share:
  Class A, B, C and R
   shares..................      $  20.00         $  20.00         $  20.00
                                 ========         ========         ========
Offering price per share:
  Class B, C and R shares
   at net asset value......      $  20.00         $  20.00         $  20.00
                                 ========         ========         ========
  Class A shares at net as-
   set value plus maximum
   sales
   charge of 5.25% of of-
   fering price............      $  21.11         $  21.11         $  21.11
                                 ========         ========         ========

(1) THE TRUST:

The Trust was organized as a Massachusetts business trust on May 6, 1996 and has been inactive since that date except for matters relating to its organiza-tion, its registration as an open-end series investment company and the regis-tration of its shares under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of the outstanding shares to Nuveen Institutional Advisory Corp., the Trust's investment adviser. The Trust's shares are issued in separate series. Additional series may be added in the future. Each series issues its own shares at a price equal to net asset value for the Class B, C, and R shares and at varying sales charges for the Class A shares.

(2) DEFERRED ORGANIZATION COSTS:

The Trust expects to incur approximately $540,000 in organization costs. These costs have been divided equally among the Funds and will be amortized over a 60-month period beginning with the commencement of Trust operations.

Nuveen Institutional Advisory Corp., the Trust's initial shareholder, has agreed that if any of the initial shares are redeemed during the first 60 months of the Trust's operations by any holder thereof, the proceeds of redemp-tion will be reduced by the pro rata share of the unamortized organization ex-penses as of the date of redemption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

(3) RELATED PARTIES:

Nuveen Institutional Advisory Corp., will act as investment adviser for and manage the investment and reinvestment of the assets of each series and will administer each of their business affairs. For these services each series has agreed to pay an annual management fee as described in each series' Prospectus.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholder and Board of Trustees of Nuveen Investment Trust

We have audited the accompanying statement of net assets of Nuveen Investment Trust (a Massachusetts business trust) comprising the Nuveen Growth and Income Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen Balanced Municipal and Stock Fund as of July 29, 1996. The statement of net assets is the respon-sibility of Nuveen Investment Trust's management. Our responsibility is to ex-press an opinion on the statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the statement of net assets. Our proce-dures included confirmation of cash held by the custodian as of July 29, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the net assets of the Funds constituting the Nuveen Investment Trust as of July 29, 1996, in conformity with generally accepted ac-counting principles.


                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
July 29, 1996

                      NUVEEN GROWTH AND INCOME STOCK FUND

                               SEMIANNUAL REPORT

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1996

                                  (UNAUDITED)

 SHARES     DESCRIPTIONS                                            MARKET VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS--87.6%
            AUTOMOTIVE--3.1%
    269,250 General Motors Corporation............................  $ 15,010,688
--------------------------------------------------------------------------------
            BANKS--8.8%
    249,900 Banc One Corporation..................................    10,745,700
    363,300 C S Holding Group Sponsored ADR.......................     9,300,843
    104,200 Citicorp..............................................    10,732,600
     43,000 Wells Fargo & Company.................................    11,599,250
--------------------------------------------------------------------------------
            CHEMICALS--6.4%
    149,950 Dow Chemical Company..................................    11,752,331
    124,950 E.I. du Pont de Nemours and Company, Ltd..............    11,792,156
    142,800 W.R. Grace & Company..................................     7,389,900
--------------------------------------------------------------------------------
            COMMUNICATIONS--0.9%
     68,400 Motorola, Inc.........................................     4,198,050
--------------------------------------------------------------------------------
            COMPUTER SYSTEMS--2.9%
     92,050 International Business Machines Corporation...........    13,899,550
--------------------------------------------------------------------------------
            DEFENSE--7.1%
    137,200 Boeing Company........................................    14,594,650
    119,700 Northrop Grumman Corporation..........................     9,905,175
    207,600 Raytheon Company......................................     9,990,750
--------------------------------------------------------------------------------
            ELECTRONICS--0.7%
    165,500 General Instrument Corporation........................     3,578,937
--------------------------------------------------------------------------------
            ENTERTAINMENT--6.2%
    334,700 Host Marriott Corp. ..................................     5,355,200
    211,750 ITT Corporation+......................................     9,184,656
    386,800 Philips Electronic N.V. ..............................    15,472,000
--------------------------------------------------------------------------------
            FINANCIAL SERVICES--2.1%
    222,600 Travelers Group, Incorporated.........................    10,100,475
--------------------------------------------------------------------------------
            FOOD, TOBACCO, BEVERAGE--2.0%
    101,500 Loews Corporation.....................................     9,566,375
--------------------------------------------------------------------------------

 SHARES     DESCRIPTIONS                                            MARKET VALUE
--------------------------------------------------------------------------------
            HEALTH CARE--3.1%
     97,850 Aetna Inc. ...........................................  $  7,828,000
    331,800 Tenet Healthcare Corporation+.........................     7,258,125
--------------------------------------------------------------------------------
            INSURANCE--2.8%
    232,750 Allstate Corporation..................................    13,470,406
--------------------------------------------------------------------------------
            MEDIA--2.0%
    143,000 Dun & Bradstreet Corporation..........................     3,396,250
    182,950 E.W. Scripps Company..................................     6,403,250
--------------------------------------------------------------------------------
            METALS--0.0%
      1,800 Allegheny Teledyne Inc. ..............................        41,400
--------------------------------------------------------------------------------
            PHARMACEUTICALS--8.2%
    192,550 American Home Products Corporation....................    11,288,244
      1,400 Bristol-Myers Squibb Company..........................       152,250
    299,450 Novartis AG Sponsored ADR.............................    17,094,291
    331,800 Rhone-Poulenc SA ADR..................................    11,239,725
--------------------------------------------------------------------------------
            OIL--6.1%
    154,200 Amoco Corporation.....................................    12,413,100
    377,500 Elf Acquitaine ADR....................................    17,081,875
--------------------------------------------------------------------------------
            RETAIL--4.5%
    304,700 Federated Department Stores, Inc.+....................    10,397,888
    491,400 Wal-Mart Stores, Inc. ................................    11,240,775
--------------------------------------------------------------------------------
            SERVICES/MISCELLANEOUS--3.3%
    332,000 Pennisular and Oriental Steam Navigation Company......     6,704,176
    285,400 WMX Technologies, Inc.................................     9,311,175
--------------------------------------------------------------------------------
            TELEPHONE--8.2%
    345,800 MCI Communications Corporation........................    11,303,338
    284,800 NYNEX Corporation ....................................    13,706,000
    403,900 Pacific Telesis Group.................................    14,843,325
--------------------------------------------------------------------------------
            TOYS--1.7%
    137,800 Hasbro, Inc. .........................................     5,356,975
    101,000 Mattel, Inc. .........................................     2,802,750
--------------------------------------------------------------------------------
            TRANSPORTATION--7.5%
    108,000 AMR Corporation+......................................     9,517,500
    140,700 Burlington Northern Santa Fe..........................    12,152,963
    243,200 Union Pacific Corporation.............................    14,622,400
--------------------------------------------------------------------------------
            Total Common Stocks--(cost $419,173,583)..............   423,795,467
--------------------------------------------------------------------------------
            PREFERRED STOCKS--1.5%
    124,100 Nokia Corp. Preferred ADS.............................     7,151,262
--------------------------------------------------------------------------------
            Total Preferred Stocks--(cost $6,928,856).............     7,151,262
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT     DESCRIPTIONS                                           MARKET VALUE
--------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS--13.9%
            Coca-Cola Company, Commercial Paper, effective yield
    200,000 of 5.36%, 1/09/97...................................   $    199,762
 12,000,000 Federal Home Loan Bank Discount Notes, effective
            yield of 5.41%, 1/23/97.............................     11,960,473
 15,000,000 Federal Home Loan Bank Discount Notes, effective
            yield of 5.51%, 1/30/97.............................     14,933,784
 20,000,000 Federal Home Loan Mortgage Corporation Discount
            Notes, effective yield of 5.85%, 1/02/97............     19,996,750
            Xerox Corporation, Commercial Paper, effective yield
    200,000 of 5.39%, 1/16/97...................................        199,552
            Xerox Corporation, Commercial Paper, effective yield
 20,000,000 of 5.81%, 1/07/97...................................     19,980,666
--------------------------------------------------------------------------------
            Total Short-Term Investments--(cost $67,270,987)....     67,270,987
--------------------------------------------------------------------------------
            Total Investments (cost $493,373,426)--103.0%.......    498,217,716
--------------------------------------------------------------------------------
            Other Assets Less Liabilities--(3.0)%...............    (14,383,380)
--------------------------------------------------------------------------------
            Net Assets--100.0%..................................   $483,834,336
--------------------------------------------------------------------------------

+Non-income producing.




See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS

                               SEMIANNUAL REPORT

                               DECEMBER 31, 1996

                                  (UNAUDITED)

ASSETS
  Investment securities, at market value (cost $493,373,426) (note
   1)............................................................. $498,217,716
  Cash............................................................    5,795,348
  Receivables:
    Dividends and interest........................................      133,525
    Shares sold...................................................    4,280,611
  Deferred organization costs (note 1)............................      166,052
  Other assets....................................................       51,114
                                                                   ------------
      Total assets................................................  508,644,366
                                                                   ------------
LIABILITIES
  Payables:
    Investments purchased.........................................   22,135,632
    Shares redeemed...............................................    2,232,696
  Accrued expenses:
    Management fees (note 4)......................................      146,589
    Other.........................................................      295,113
                                                                   ------------
      Total liabilities...........................................   24,810,030
                                                                   ------------
Net assets (note 6)............................................... $483,834,336
                                                                   ============
Class A Shares (note 1)
Net assets........................................................ $476,141,581
                                                                   ------------
Shares outstanding................................................   23,567,904
                                                                   ------------
Net asset value and redemption price per share.................... $      20.20
                                                                   ------------
Offering price per share (net asset value per share plus maximum
 sales charge of 5.25% of offering price)......................... $      21.32
                                                                   ============
Class B Shares (note 1)
Net assets........................................................ $      9,371
                                                                   ------------
Shares outstanding................................................          464
                                                                   ------------
Net asset value, offering and redemption price per share.......... $      20.20
                                                                   ============
Class C Shares (note 1)
Net assets........................................................ $      9,371
                                                                   ------------
Shares outstanding................................................          464
                                                                   ------------
Net asset value, offering and redemption price per share.......... $      20.20
                                                                   ============
Class R Shares (note 1)
Net assets........................................................ $  7,674,013
                                                                   ------------
Shares outstanding................................................      379,841
                                                                   ------------
Net asset value, offering and redemption price per share.......... $      20.20
                                                                   ============

See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

                               SEMIANNUAL REPORT

FOR THE PERIOD AUGUST 7, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
                                      1996

                                  (UNAUDITED)

INVESTMENT INCOME (NOTE 1)
  Dividends........................................................ $  159,236
  Interest.........................................................    496,745
                                                                    ----------
    Total investment income........................................    655,981
                                                                    ----------
Expenses:
  Management fees (note 4).........................................    160,298
  12b-1 distribution and service fees (note 5).....................     42,602
  Shareholders' servicing agent fees and expenses..................     28,143
  Custodian's fees and expenses....................................     25,750
  Trustees' fees and expenses (note 4).............................      3,325
  Professional fees................................................      7,362
  Shareholders' reports--printing and mailing expenses.............     12,388
  Federal and state registration fees..............................     11,503
  Amortization of deferred organization costs (note 1).............     13,948
  Other expenses...................................................        551
                                                                    ----------
    Total expenses before expense reimbursement....................    305,870
  Expense reimbursement from investment adviser (note 4)...........    (81,150)
                                                                    ----------
    Net expenses...................................................    224,720
                                                                    ----------
     Net investment income.........................................    431,261
                                                                    ----------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
  Net realized gain from investment transactions (notes 1 and 3)...    212,760
  Net change in unrealized appreciation or depreciation of invest-
   ments...........................................................  4,844,290
                                                                    ----------
     Net gain from investments.....................................  5,057,050
                                                                    ----------
Net increase in net assets from operations......................... $5,488,311
                                                                    ==========

See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                               SEMIANNUAL REPORT

FOR THE PERIOD AUGUST 7, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
                                      1996

                                  (UNAUDITED)

OPERATIONS
  Net investment income.......................................... $    431,261
  Net realized gain from investment transactions (notes 1 and 3).      212,760
  Net change in unrealized appreciation or depreciation of in-
   vestments.....................................................    4,844,290
                                                                  ------------
      Net increase in net assets from operations.................    5,488,311
                                                                  ------------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
  From undistributed net investment income.......................      (13,696)
  From accumulated net realized gains from investment transac-
   tions.........................................................      (57,475)
                                                                  ------------
      Decrease in net assets from distributions to shareholders..      (71,171)
                                                                  ------------
FUND SHARE TRANSACTIONS (note 2)
  Net proceeds from sale of shares...............................  483,529,637
  Cost of shares redeemed........................................   (5,145,801)
                                                                  ------------
      Net increase in net assets derived from fund share transac-
       tions.....................................................  478,383,836
                                                                  ------------
      Net increase in net assets.................................  483,800,976
Net assets at the beginning of period............................       33,360
                                                                  ------------
Net assets at the end of period.................................. $483,834,336
                                                                  ============
Balance of undistributed net investment income at end of period.. $    417,565
                                                                  ============


See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                               SEMIANNUAL REPORT

                                  (UNAUDITED)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"). The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the In-vestment Company Act of 1940. The Trust was organized as a Massachusetts busi-ness trust on May 6, 1996. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996. On August 7, 1996, The John Nuveen Company made an ad-ditional investment of approximately $5 million in the Fund for the purposes of establishing an initial investment portfolio. During the Fund's initial offer-ing period of its shares to investors, November 6, 1996 through January 31, 1997, Class A Shares were only available for purchase or a privileged load-waived basis (without an up front sales charge) by existing investors in the investment products sponsored and distributed by The John Nuveen Company and by Flagship Financial, Inc., also a sponsor and distributor of investment products which was acquired by The John Nuveen Company on January 31, 1997. The Fund in-vests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital, enhance returns and as a tem-porary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with gener-ally accepted accounting principles.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities ex-change or Nasdaq for which there were no transactions on a given day or securi-ties not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt secu-rities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its purchase com-mitments. At December 31, 1996, the Fund had no such purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is deter-mined on the basis of interest accrued adjusted for accretion of discounts.

Dividends and Distributions to Shareholders
Net investment income is distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are distributed to share-holders not less frequently than annually. Furthermore, capital gains are dis-tributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distribu-tions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, tempo-rary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to operate as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes.

Deferred Organizational Costs
The Fund's share of costs incurred by the Trust in connection with its organi-zation and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamor-tized organization costs as of the date of redemption.

Derivative Financial Instruments
The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to in-vest in such financial instruments, and may do so in the future, it did not make any such investments during the period August 7, 1996 (commencement of op-erations) through December 31, 1996.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES

Transactions in Fund shares for the period August 7,1996 (commencement of oper-ations) through December 31, 1996, were as follows:

                                                        SHARES*       AMOUNT
--------------------------------------------------------------------------------
Shares sold:
  Class A............................................. 23,821,203  $476,498,017
  Class B.............................................         47           --
  Class C.............................................         47           --
  Class R.............................................    379,424     7,031,620
                                                       ----------  ------------
                                                       24,200,721   483,529,637
                                                       ----------  ------------
Shares redeemed:
  Class A.............................................   (253,716)   (5,145,801)
  Class B.............................................        --            --
  Class C.............................................        --            --
  Class R.............................................        --            --
                                                       ----------  ------------
                                                         (253,716)   (5,145,801)
                                                       ----------  ------------
 Net increase......................................... 23,947,005  $478,383,836
                                                       ==========  ============

*Shares sold reflect a December 18, 1996, stock split of 1.113830, 1.112700,
1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

3. SECURITIES TRANSACTIONS

Purchases and sales (inluding maturities) of investments in common and pre-ferred stocks and temporary investments for the period August 7, 1996 (com-mencement of operations) through December 31, 1996, were as follows:

Purchases
  Common and preferred stocks...................................... $428,249,019
  Temporary investments............................................  318,969,182
Sales
  Common and preferred stocks......................................    2,360,370
  Temporary investments............................................  251,852,740
                                                                    ============

At December 31, 1996, the identified cost of investments owned for federal in-come tax purposes was the same as the cost for financial reporting purposes. The net unrealized appreciation aggregated $4,844,290, of which $7,305,589 re-lated to appreciated securities and $2,461,299 related to depreciated securi-ties.

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125,000,000.......................................   .8500 of 1%
For the next $125,000,000........................................   .8375 of 1
For the next $250,000,000........................................   .8250 of 1
For the next $500,000,000........................................   .8125 of 1
For the next $1,000,000,000......................................   .8000 of 1
For net assets over $2,000,000,000...............................   .7750 of 1

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1997, in order to prevent total operating expenses (excluding any 12b-1 distri-bution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Funds pay no compensation di-rectly to its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Advis-er.

For the period ended August 7, 1996 (commencement of operations) through Decem-ber 31, 1996, Nuveen received approximately $104,000 of contingent deferred sales charges on fund share redemptions.

5. FLEXIBLE PURCHASE OPTIONS

The Fund has adopted Flexible Purchase Options that offer four alternative classes of Fund shares (Classes A, B, C and R), each with a different combina-tion of sales charges, ongoing fees, eligibility requirements and other fea-tures. A summary of the four classes of Fund shares is as follows:

                                                  CONTINGENT
                                         UP-       DEFERRED                ANNUAL
                                        FRONT       SALES     ANNUAL 12B-1  12B-1
                                        SALES       CHARGE    DISTRIBUTION SERVICE
                                        CHARGE     ("CDSC")       FEE        FEE
----------------------------------------------------------------------------------
Class A................................ 5.25%(1)     None(2)      None      .25%
Class B................................  None       5.00%(3)      .75%(4)   .25%
Class C................................  None       1.00%(5)      .75%      .25%
Class R................................  None        None         None      None
----------------------------------------------------------------------------------

(1) Maximum up-front sales charge, which is reduced for purchases of $50,000 or more. Up-Front sales charge may be reduced or waived for certain purchases (see note 1 of the Notes to Financial Statements).

(2) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% CDSC if redeemed within 18 months of purchase.

(3) CDSC in the first year. CDSC gradually declines to 0% after six years.

(4) Class B Shares convert to Class A Shares after eight years.

(5) CDSC is applicable to shares redeemed within 12 months of purchase.

6. COMPOSITION OF NET ASSETS

At December 31, 1996, the Fund had common stock authorized of $.01 par value per share. The composition of net assets as well as the number of authorized shares is as follows:

Capital paid-in...................................................  $478,417,196
Balance of undistributed net investment income....................       417,565
Accumulated net realized gain from investment transactions........       155,285
Net unrealized appreciation of investments........................     4,844,290
                                                                    ------------
   Net assets.....................................................  $483,834,336
                                                                    ============
Authorized Shares:
  Class A.........................................................     Unlimited
  Class B.........................................................     Unlimited
  Class C.........................................................     Unlimited
  Class R.........................................................     Unlimited
                                                                    ============

                              FINANCIAL HIGHLIGHTS

                               SEMIANNUAL REPORT

                                  (UNAUDITED)

Selected data for a common share outstanding August 7, 1996 (commencement of operations) through December 31, 1996, is as follows.

                                   OPERATING PERFORMANCE     LESS DISTRIBUTIONS
                                   --------------------- ---------------------------
                                                NET
                            NET             REALIZED AND
                           ASSET     NET     UNREALIZED  DISTRIBUTIONS
                           VALUE   INVEST-  GAIN (LOSS)    FROM NET    DISTRIBUTIONS
                         BEGINNING   MENT   FROM INVEST-  INVESTMENT   FROM CAPITAL
                         OF PERIOD INCOME##    MENTS        INCOME         GAINS
------------------------------------------------------------------------------------
CLASS A
  8/7/96 to 12/31/96***.  $20.000   $ .087     $.378        $ (.035)      $ (.230)
CLASS B
  8/7/96 to 12/31/96***.   20.000    (.001)     .431             --         (.230)
CLASS C
  8/7/96 to 12/31/96***.   20.000    (.001)     .431             --         (.230)
CLASS R
  8/7/96 to 12/31/96***.   20.000     .082      .403          (.055)        (.230)
------------------------------------------------------------------------------------

* Annualized.

** Annual commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.

*** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

# Total Return on Net Asset Value is the combination of reinvested dividend in-come, reinvested capital gains distributions, if any, and changes in stock price per share. Total return shown for Class A Shares does not include the ef-fect of applicable front-end sales charges. The total returns shown for Class B Shares and Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any front-end or con-tingent deferred sales charges.

## Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser (note 4).

                                             RATIOS/SUPPLEMENTAL DATA
                  -------------------------------------------------------------------------------
                                             RATIO OF              RATIO OF
                                               NET                   NET
                                  RATIO OF  INVESTMENT  RATIO OF  INVESTMENT
                                  EXPENSES  INCOME TO   EXPENSES  INCOME TO
   NET     TOTAL                 TO AVERAGE  AVERAGE   TO AVERAGE  AVERAGE
  ASSET   RETURN                 NET ASSETS NET ASSETS NET ASSETS NET ASSETS            AVERAGE
  VALUE   ON NET    NET ASSETS     BEFORE     BEFORE     AFTER      AFTER    PORTFOLIO COMMISSION
 END OF    ASSET  END OF PERIOD  REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER     RATE
 PERIOD   VALUE # (IN THOUSANDS)    MENT       MENT      MENT##     MENT##     RATE      PAID**
-------------------------------------------------------------------------------------------------
 $20.200   13.83%    $476,142       1.46%*     2.14%*     1.20%*     2.40%*       3%     $.0227
  20.200   13.53            9       3.67*     (1.73)*     1.95*      (.01)*       3       .0227
  20.200   13.53            9       3.67*     (1.73)*     1.95*      (.01)*       3       .0227
  20.200   13.93        7,674       2.63*      (.64)*      .95*      1.04*        3       .0227
-------------------------------------------------------------------------------------------------

                      NUVEEN BALANCED STOCK AND BOND FUND

                               SEMIANNUAL REPORT

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1996

                                  (UNAUDITED)

 SHARES  DESCRIPTIONS                                               MARKET VALUE
--------------------------------------------------------------------------------
         COMMON STOCKS--61.2%
         AUTOMOTIVE--1.9%
   1,850 General Motors Corporation...............................   $  103,138
--------------------------------------------------------------------------------
         BANKS--6.0%
   1,800 Banc One Corporation.....................................       77,400
   2,500 C S Holding Group Sponsored ADR..........................       64,003
     850 Citicorp.................................................       87,550
     350 Wells Fargo & Company....................................       94,413
--------------------------------------------------------------------------------
         CHEMICALS--4.4%
   1,250 Dow Chemical Company.....................................       97,969
     950 E.I. du Pont de Nemours and Co., Ltd.....................       89,656
     950 W.R. Grace...............................................       49,163
--------------------------------------------------------------------------------
         COMMUNICATIONS--1.1%
   1,000 Motorola, Inc............................................       61,375
--------------------------------------------------------------------------------
         COMPUTER SYSTEMS--1.8%
     650 International Business Machines Corporation..............       98,150
--------------------------------------------------------------------------------
         DEFENSE--4.8%
   1,050 Boeing Company...........................................      111,694
     900 Northrop Grumman Corporation.............................       74,475
   1,550 Raytheon Company.........................................       74,594
--------------------------------------------------------------------------------
         ELECTRONICS--0.5%
   1,200 General Instrument Corporation...........................       25,950
--------------------------------------------------------------------------------
         ENTERTAINMENT--4.0%
   2,200 Host Marriott Corp. .....................................       35,200
   1,600 ITT Corporation+.........................................       69,400
   2,800 Philips Electronic N.V...................................      112,000
--------------------------------------------------------------------------------
         FINANCIAL SERVICES--1.5%
   1,733 Travelers Group, Incorporated ...........................       78,635
--------------------------------------------------------------------------------
         FOOD, TOBACCO, BEVERAGE--1.6%
     900 Loews Corporation........................................       84,825
--------------------------------------------------------------------------------

 SHARES  DESCRIPTIONS                                               MARKET VALUE
--------------------------------------------------------------------------------
         HEALTH CARE--2.0%
     850 Aetna Inc................................................  $     68,000
   1,900 Tenet Healthcare Corporation+............................        41,562
--------------------------------------------------------------------------------
         INSURANCE--1.9%
   1,800 Allstate Corporation.....................................       104,175
--------------------------------------------------------------------------------
         MEDIA--1.9%
   2,100 Dun & Bradstreet Corporation.............................        49,875
   1,500 E.W. Scripps Company.....................................        52,500
--------------------------------------------------------------------------------
         METALS--0.5%
   1,200 Allegheny Teledyne Inc...................................        27,600
--------------------------------------------------------------------------------
         PHARMACEUTICALS--7.0%
   1,350 American Home Products Corporation.......................        79,144
     850 Bristol-Myers Squibb Company.............................        92,437
   2,239 Novartis AG Sponsored ADR................................       127,814
   2,300 Rhone-Poulenc SA ADR.....................................        77,913
--------------------------------------------------------------------------------
         OIL--3.9%
   1,300 Amoco Corporation........................................       104,650
   2,350 Elf Acquitaine ADR.......................................       106,337
--------------------------------------------------------------------------------
         RETAIL--2.9%
   2,400 Federated Department Stores, Inc.+ ......................        81,900
   3,400 Wal-Mart Stores, Inc.....................................        77,775
--------------------------------------------------------------------------------
         SERVICES/MISCELLANEOUS--2.1%
   2,250 Peninsular and Oriental Steam Navigation Company.........        45,435
   2,150 WMX Technologies, Inc. ..................................        70,144
--------------------------------------------------------------------------------
         TELEPHONE--5.3%
   2,200 MCI Communications Corporation...........................        71,912
   2,100 NYNEX Corporation........................................       101,062
   3,200 Pacific Telesis Group....................................       117,600
--------------------------------------------------------------------------------
         TOYS--1.1%
     900 Hasbro, Inc..............................................        34,987
     800 Mattel, Inc..............................................        22,200
--------------------------------------------------------------------------------
         TRANSPORTATION--5.0%
     750 AMR Corporation+.........................................        66,094
   1,100 Burlington Northern Santa Fe.............................        95,012
   1,900 Union Pacific Corporation................................       114,238
--------------------------------------------------------------------------------
         Total Common Stocks--(cost $3,026,978)...................     3,319,956
--------------------------------------------------------------------------------
         PREFERRED STOCKS--1.1%
   1,000 Nokia Corp. Preferred ADS................................        57,625
--------------------------------------------------------------------------------
         Total Preferred Stocks--(cost $36,438)...................        57,625
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT    DESCRIPTIONS                                             MARKET VALUE
--------------------------------------------------------------------------------
           U.S. TREASURY NOTES--37.1%
 110,000   7.125%, 10/15/98.......................................   $  112,200
  60,000   6.375%, 7/15/99........................................       60,562
 225,000   8.500%, 2/15/00........................................      240,258
 175,000   7.500%, 5/15/02........................................      185,062
 445,000   5.750%, 8/15/03........................................      431,650
 400,000   7.875%, 11/15/04.......................................      436,500
 540,000   6.500%, 5/15/05........................................      543,882
--------------------------------------------------------------------------------
           Total U.S. Treasury Notes--(cost $2,004,271)...........    2,010,114
--------------------------------------------------------------------------------
           Total Investments (cost $5,067,687)--99.4%.............    5,387,695
--------------------------------------------------------------------------------
           Other Assets Less Liabilities--0.6%....................       34,228
--------------------------------------------------------------------------------
           Net Assets--100.0%.....................................   $5,421,923
--------------------------------------------------------------------------------

+Non-income producing.




See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS

                               SEMIANNUAL REPORT

                               DECEMBER 31, 1996

                                  (UNAUDITED)

ASSETS
  Investment securities, at market value (cost $5,067,687) (note 1). $5,387,695
  Cash..............................................................     17,510
  Dividends and interest receivable.................................     35,687
  Deferred organization costs (note 1)..............................    165,995
  Other assets......................................................      9,387
                                                                     ----------
      Total assets..................................................  5,616,274
                                                                     ----------
LIABILITIES
  Accrued expenses:
    Management fees (note 4)........................................      3,489
    Other...........................................................    190,862
                                                                     ----------
      Total liabilities.............................................    194,351
                                                                     ----------
Net assets (note 6)................................................. $5,421,923
                                                                     ==========
Class A Shares (note 1)
Net assets.......................................................... $    9,043
                                                                     ----------
Shares outstanding..................................................        417
                                                                     ----------
Net asset value and redemption price per share...................... $    21.69
                                                                     ----------
Offering price per share (net asset value per share plus maximum
 sales charge of 5.25% of offering price)........................... $    22.89
                                                                     ==========
Class B Shares (note 1)
Net assets.......................................................... $    9,042
                                                                     ----------
Shares outstanding..................................................        417
                                                                     ----------
Net asset value, offering and redemption price per share............ $    21.68
                                                                     ==========
Class C Shares (note 1)
Net assets.......................................................... $    9,042
                                                                     ----------
Shares outstanding..................................................        417
                                                                     ----------
Net asset value, offering and redemption price per share............ $    21.68
                                                                     ==========
Class R Shares (note 1)
Net assets.......................................................... $5,394,796
                                                                     ----------
Shares outstanding..................................................    248,749
                                                                     ----------
Net asset value, offering and redemption price per share............ $    21.69
                                                                     ==========

See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

                               SEMIANNUAL REPORT

FOR THE PERIOD AUGUST 7, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
                                      1996

                                  (UNAUDITED)

INVESTMENT INCOME (NOTE 1)
  Dividends.......................................................... $ 20,634
  Interest...........................................................   55,214
                                                                      --------
    Total investment income..........................................   75,848
                                                                      --------
Expenses:
  Management fees (note 4)...........................................   15,294
  12b-1 distribution and service fees (note 5).......................       77
  Shareholders' servicing agent fees and expenses....................       25
  Custodian's fees and expenses......................................   18,011
  Trustees' fees and expenses (note 4)...............................      778
  Professional fees..................................................    7,393
  Shareholders' reports--printing and mailing expenses...............       10
  Federal and state registration fees................................      758
  Amortization of deferred organization costs (note 1)...............   14,005
                                                                      --------
    Total expenses before expense reimbursement .....................   56,351
  Expense reimbursement from investment adviser (note 4).............  (38,942)
                                                                      --------
    Net expenses ....................................................   17,409
                                                                      --------
     Net investment income...........................................   58,439
                                                                      --------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
  Net realized gain from investment transactions (notes 1 and 3).....  126,476
  Net change in unrealized appreciation or depreciation of invest-
   ments.............................................................  320,008
                                                                      --------
     Net gain from investments.......................................  446,484
                                                                      --------
Net increase in net assets from operations........................... $504,923
                                                                      ========

See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                               SEMIANNUAL REPORT

FOR THE PERIOD AUGUST 7, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
                                      1996

                                  (UNAUDITED)

OPERATIONS
  Net investment income............................................ $   58,439
  Net realized gain from investment transactions (notes 1 and 3)...    126,476
  Net change in unrealized appreciation or depreciation of invest-
   ments...........................................................    320,008
                                                                    ----------
      Net increase in net assets from operations...................    504,923
                                                                    ----------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
  From undistributed net investment income.........................    (57,051)
  From accumulated net realized gains from investment transactions.    (25,949)
                                                                    ----------
      Decrease in net assets from distributions to shareholders....    (83,000)
                                                                    ----------
FUND SHARE TRANSACTIONS (note 2)
  Net proceeds from sale of shares.................................  4,966,640
                                                                    ----------
      Net increase in net assets derived from fund share transac-
       tions.......................................................  4,966,640
                                                                    ----------
      Net increase in net assets...................................  5,388,563
Net assets at the beginning of period..............................     33,360
                                                                    ----------
Net assets at the end of period.................................... $5,421,923
                                                                    ==========
Balance of undistributed net investment income at end of period.... $    1,388
                                                                    ==========


See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                               SEMIANNUAL REPORT

                                  (UNAUDITED)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Balanced Stock and Bond Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"). The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribu-tion of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Insti-tutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996. On August 7, 1996, The John Nuveen Company made an additional investment of approximately $5 mil-lion in the Fund for the purposes of establishing an initial investment portfo-lio. The Fund invests in a conservative mix of equities, taxable bonds and cash equivalents for capital growth, preservation and current income. During tempo-rary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with gener-ally accepted accounting principles.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities ex-change or Nasdaq for which there were no transactions on a given day or securi-ties not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt secu-rities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a cur-rent value at least equal to the amount of its purchase commitments. At Decem-ber 31, 1996, the Fund had no outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is deter-mined on the basis of interest accrued adjusted for accretion of discounts.

Dividends and Distributions to Shareholders
Net investment income is distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are distributed to share-holders not less frequently than annually. Furthermore, capital gains are dis-tributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distribu-tions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, tempo-rary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to operate as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes.

Deferred Organizational Costs
The Fund's share of costs incurred by the Trust in connection with its organi-zation and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamor-tized organization costs as of the date of redemption.

Derivative Financial Instruments
The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to in-vest in such financial instruments, and may do so in the future, it did not make any such investments during the period August 7, 1996 (commencement of op-erations) through December 31, 1996.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES

The only share transactions in the Fund for the period August 7, 1996 (com-mencement of operations) through December 31, 1996, were 248,332 shares sold in Class R for $4,966,640 to the Adviser.

3. SECURITIES TRANSACTIONS

Purchases of investment securities equaled $6,882,021 and sales (including ma-turities) of investment securities equaled $1,941,547 for the period August 7, 1996 (commencement of operations) through December 31, 1996.

At December 31, 1996, the identified cost of investments owned for federal in-come tax purposes was the same as the cost for financial reporting purposes. The net unrealized appreciation aggregated $320,008, of which $352,970 related to appreciated securities and $32,962 related to depreciated securities.

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125,000,000.......................................   .7500 of 1%
For the next $125,000,000........................................   .7375 of 1
For the next $250,000,000........................................   .7250 of 1
For the next $500,000,000........................................   .7125 of 1
For the next $1,000,000,000......................................   .7000 of 1
For net assets over $2,000,000,000...............................   .6750 of 1

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1997, in order to prevent total operating expenses (excluding any 12b-1 distri-bution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Funds pay no compensation di-rectly to its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Advis-er.

5. FLEXIBLE PURCHASE OPTIONS

The Fund has adopted Flexible Purchase Options that offer four alternative classes of Fund shares (Classes A, B, C and R), each with a different combina-tion of sales charges, ongoing fees, eligibility requirements and other fea-tures. A summary of the four classes of Fund shares is as follows:

                                                  CONTINGENT
                                                   DEFERRED                ANNUAL
                                       UP-FRONT     SALES     ANNUAL 12B-1  12B-1
                                        SALES       CHARGE    DISTRIBUTION SERVICE
                                        CHARGE     ("CDSC")       FEE        FEE
----------------------------------------------------------------------------------
Class A...............................  5.25%(1)     None(2)      None      .25%
Class B...............................   None       5.00%(3)      .75%(4)   .25%
Class C...............................   None       1.00%(5)      .75%      .25%
Class R...............................   None        None         None      None
----------------------------------------------------------------------------------

(1) Maximum up-front sales charge, which is reduced for purchases of $50,000 or more. Up-Front sales charge may be reduced or waived for certain purchases.

(2) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% CDSC if redeemed within 18 months of purchase.

(3) CDSC in the first year. CDSC gradually declines to 0% after six years.

(4) Class B Shares convert to Class A Shares after eight years.

(5) CDSC is applicable to shares redeemed within 12 months of purchase.

6. COMPOSITION OF NET ASSETS

At December 31, 1996, the Fund had common stock authorized of $.01 par value per share. The composition of net assets as well as the number of authorized shares is as follows:

Capital paid-in.....................................................  $5,000,000
Balance of undistributed net investment income......................       1,388
Accumulated net realized gain from investment transactions..........     100,527
Net unrealized appreciation of investments..........................     320,008
                                                                      ----------
   Net assets.......................................................  $5,421,923
                                                                      ==========
Authorized Shares:
  Class A...........................................................   Unlimited
  Class B...........................................................   Unlimited
  Class C...........................................................   Unlimited
  Class R...........................................................   Unlimited
                                                                      ==========

                              FINANCIAL HIGHLIGHTS

                               SEMIANNUAL REPORT

                                  (UNAUDITED)

Selected data for a common share outstanding August 7, 1996 (commencement of operations) through December 31, 1996, is as follows.

                                   OPERATING PERFORMANCE     LESS DISTRIBUTIONS
                                   --------------------- ---------------------------
                                                NET
                            NET             REALIZED AND
                           ASSET     NET     UNREALIZED  DISTRIBUTIONS
                           VALUE   INVEST-  GAIN (LOSS)    FROM NET    DISTRIBUTIONS
                         BEGINNING   MENT   FROM INVEST-  INVESTMENT   FROM CAPITAL
                         OF PERIOD INCOME##    MENTS        INCOME         GAINS
------------------------------------------------------------------------------------
CLASS A
  8/7/96 to 12/31/96....  $20.000   $.214      $1.789       $ (.209)      $ (.104)
CLASS B
  8/7/96 to 12/31/96....   20.000    .153       1.780         (.149)        (.104)
CLASS C
  8/7/96 to 12/31/96....   20.000    .153       1.780         (.149)        (.104)
CLASS R
  8/7/96 to 12/31/96....   20.000    .234       1.789         (.229)        (.104)
------------------------------------------------------------------------------------

* Annualized.

** Average commission rate paid on equity portfolio transactions. Commission is included in the cost of security.

# Total Return on Net Asset Value is the combination of reinvested dividend in-come, reinvested capital gains distributions, if any, and changes in stock price per share. Total return shown for Class A Shares does not include the ef-fect of applicable front-end sales charges. The total returns shown for Class B Shares and Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any front-end or con-tingent deferred sales charges.

## Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser (note 4).

                                             RATIOS/SUPPLEMENTAL DATA
                  -------------------------------------------------------------------------------
                                             RATIO OF              RATIO OF
                                               NET                   NET
                                  RATIO OF  INVESTMENT  RATIO OF  INVESTMENT
                                  EXPENSES  INCOME TO   EXPENSES  INCOME TO
   NET     TOTAL                 TO AVERAGE  AVERAGE   TO AVERAGE  AVERAGE
  ASSET   RETURN                 NET ASSETS NET ASSETS NET ASSETS NET ASSETS            AVERAGE
  VALUE   ON NET    NET ASSETS     BEFORE     BEFORE     AFTER      AFTER    PORTFOLIO COMMISSION
 END OF    ASSET  END OF PERIOD  REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER     RATE
 PERIOD   VALUE # (IN THOUSANDS)    MENT       MENT      MENT##     MENT##     RATE      PAID**
-------------------------------------------------------------------------------------------------
 $21.690   10.15%     $    9        3.01%*      .71%*     1.10%*     2.62%*      38%     $.0275
  21.680    9.76           9        3.76*      (.03)*     1.85*      1.88*       38       .0275
  21.680    9.76           9        3.76*      (.03)*     1.85*      1.88*       38       .0275
  21.690   10.26       5,395        2.76*       .96*       .85*      2.87*       38       .0275
-------------------------------------------------------------------------------------------------

                    NUVEEN BALANCED MUNICIPAL AND STOCK FUND

                               SEMIANNUAL REPORT

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 1996

                                  (UNAUDITED)

 Shares Descriptions                                                Market Value
--------------------------------------------------------------------------------
        COMMON STOCKS--37.0%
        AUTOMOTIVE--1.2%
 1,350  General Motors Corporation................................   $   75,263
--------------------------------------------------------------------------------
        BANKS--3.6%
 1,300  Banc One Corporation......................................       55,900
 1,800  C S Holding Group Sponsored ADR...........................       46,082
   600  Citicorp..................................................       61,800
   250  Wells Fargo & Company.....................................       67,438
--------------------------------------------------------------------------------
        CHEMICALS--2.5%
   850  Dow Chemical Company......................................       66,619
   650  E.I. du Pont de Nemours and Co., Ltd......................       61,344
   650  W.R. Grace................................................       33,638
--------------------------------------------------------------------------------
        COMMUNICATIONS--0.7%
   750  Motorola, Inc.............................................       46,031
--------------------------------------------------------------------------------
        COMPUTER SYSTEMS--0.9%
   400  International Business Machines Corporation...............       60,400
--------------------------------------------------------------------------------
        DEFENSE--2.9%
   750  Boeing Company............................................       79,781
   600  Northrop Grumman Corporation..............................       49,650
 1,100  Raytheon Company..........................................       52,937
--------------------------------------------------------------------------------
        ELECTRONICS--0.3%
   800  General Instrument Corporation............................       17,300
--------------------------------------------------------------------------------
        ENTERTAINMENT--2.5%
 1,900  Host Marriott Corp........................................       30,400
 1,150  ITT Corporation+..........................................       49,881
 2,000  Philips Electronic N.V....................................       80,000
--------------------------------------------------------------------------------
        FINANCIAL SERVICES--0.9%
 1,200  Travelers Group, Incorporated.............................       54,450
--------------------------------------------------------------------------------
        FOOD, TOBACCO, BEVERAGE--0.8%
   550  Loews Corporation.........................................       51,837
--------------------------------------------------------------------------------

 Shares Descriptions                                                Market Value
--------------------------------------------------------------------------------
        HEALTH CARE--1.3%
   600  Aetna Inc.................................................   $  48,000
 1,700  Tenet Healthcare Corporation+.............................      37,187
--------------------------------------------------------------------------------
        INSURANCE--1.1%
 1,200  Allstate Corporation......................................      69,450
--------------------------------------------------------------------------------
        MEDIA--1.8%
 1,500  Dun & Bradstreet Corporation..............................      35,625
 1,100  New York Times Co. Class A................................      41,800
 1,150  E.W. Scripps Company......................................      40,250
--------------------------------------------------------------------------------
        METALS--0.3%
   900  Allegheny Teledyne Inc....................................      20,700
--------------------------------------------------------------------------------
        PHARMACEUTICALS--4.4%
 1,000  American Home Products Corporation........................      58,625
   650  Bristol-Myers Squibb Company..............................      70,687
 1,493  Novartis AG Sponsored ADR.................................      85,229
 1,800  Rhone-Poulenc SA ADR......................................      60,975
--------------------------------------------------------------------------------
        OIL--2.3%
   900  Amoco Corporation.........................................      72,450
 1,700  Elf Acquitaine ADR........................................      76,925
--------------------------------------------------------------------------------
        RETAIL--1.7%
 1,600  Federated Department Stores, Inc.+........................      54,600
 2,450  Wal-Mart Stores, Inc......................................      56,044
--------------------------------------------------------------------------------
        SERVICES/MISCELLANEOUS--1.3%
 1,750  Peninsular and Oriental Steam Navigation Company..........      35,338
 1,550  WMX Technologies, Inc.....................................      50,569
--------------------------------------------------------------------------------
        TELEPHONE--3.3%
 1,600  MCI Communications Corporation............................      52,300
 1,550  NYNEX Corporation.........................................      74,594
 2,300  Pacific Telesis Group.....................................      84,525
--------------------------------------------------------------------------------
        TOYS--0.6%
   600  Hasbro, Inc...............................................      23,325
   500  Mattel, Inc...............................................      13,875
--------------------------------------------------------------------------------
        TRANSPORTATION--2.6%
   350  AMR Corporation+..........................................      30,844
   700  Burlington Northern Santa Fe..............................      60,462
 1,200  Union Pacific Corporation.................................      72,150
--------------------------------------------------------------------------------
        Total Common Stock Investments--(cost $2,153,658).........   2,367,280
--------------------------------------------------------------------------------
        PREFERRED STOCKS--0.7%
   750  Nokia Corp. Preferred ADS.................................      43,219
--------------------------------------------------------------------------------
        Total Preferred Stocks--(cost $27,329)....................      43,219
--------------------------------------------------------------------------------

 Principal                                              Opt. Call      Market
   Amount   Descriptions                    Ratings * Provisions **    Value
-------------------------------------------------------------------------------
            MUNICIPAL BONDS--60.9%
            CALIFORNIA--4.2%
 $  250,000 County of Orange, California,
            Refunding Recovery Bonds,
            1995 Series A., 6.000%
            6/01/10......................      Aaa      No Opt. Call $  268,008
-------------------------------------------------------------------------------
            ILLINOIS--8.2%
    250,000 Illinois Health Facilities
            Authority, FHA Insured
            Mortgage Revenue Bonds,
            Series 1996 (Sinai Health
            System)., 5.500%, 2/15/09....      Aaa       2/06 at 102    253,305
    250,000 Public Building Commission of
            Kane County, Kane County,
            Illinois, Community College
            Facilities Revenue Refunding
            Bonds, Series 1996 (Waubonsee
            Community College District
            No. 516)., 6.000%, 12/01/04..      Aaa      No Opt. Call    269,725
-------------------------------------------------------------------------------
            INDIANA--4.0%
    250,000 Whitko Middle School Builing
            Corporation, First Mortgage
            Refunding Bonds, Series
            1996., 5.875%, 7/15/12.......      Aaa       1/07 at 102    258,390
-------------------------------------------------------------------------------
            MASSACHUSETTS--3.9%
    250,000 Massachusetts Health and
            Educational Facilities
            Authority, Revenue Bonds,
            Melrose-Wakefield Healthcare
            Corp. Issue, Series C.,
            5.700%, 7/01/08..............      A-        7/06 at 102    251,678
-------------------------------------------------------------------------------
            NEVADA--4.0%
    250,000 Airport Authority of Washoe
            County, Reno, Nevada, Airport
            Revenue Refunding Bonds,
            Series 1993B., 5.875%,
            7/01/11......................      Aaa       7/03 at 102    256,640
-------------------------------------------------------------------------------
            NEW YORK--17.1%
    275,000 Dormitory Authority of the
            State of New York, Revenue
            Bonds, City University Issue,
            Series U., 6.375%, 7/01/08...     Baa1       7/02 at 102    287,139
    250,000 New York State Finance
            Agency, Housing Project
            Mortgage Revenue Bonds, 1996
            Series A Refunding., 5.875%
            11/01/10.....................      Aaa       5/06 at 102    256,110
    285,000 New York State Urban
            Development Corporation,
            State Facilities Revenue
            Bonds, 1995 Refunding
            Series., 6.250%, 4/01/06.....     Baa1      No Opt. Call    300,940
    250,000 The City of New York, General
            Obligations Bonds, Fiscal
            1997 Series D, Tax Exempt
            Bonds., 5.875%, 11/01/11.....     Baa1    11/06 at 101.5    248,145
-------------------------------------------------------------------------------
            RHODE ISLAND--3.9%
    200,000 Rhode Island Clean Water
            Protection Finance Agency,
            Water Pollution Control
            Revolving Fund Revenue Bonds,
            Series 1993 A (Pooled Loan
            Issue)., 9.200%, 10/01/03....      Aaa      No Opt. Call    252,112
-------------------------------------------------------------------------------

                                                       Opt. Call
 Principal                                             Provisions
   Amount   Descriptions                    Ratings *      **      Market Value
-------------------------------------------------------------------------------
            TEXAS--12.3%
   $250,000 Texas Department of Housing
            and Community Affairs, Single
            Family Mortgage Revenue
            Bonds, 1996 Series E.,
            5.750%, 3/01/10..............      Aaa     9/06 at 102  $  252,305
    215,000 City of Austin, Texas, Water,
            Sewer and Electric Refunding
            Revenue Bonds, Series 1982.,
            14.000% 11/15/01.............       A     No Opt. Call     276,310
    250,000 City of San Antonio, Texas,
            Airport System Improvement
            Revenue Bonds, Series 1996.,
            5.700% 7/01/09 (Alternative
            Minimum Tax).................      Aaa     7/06 at 101     257,660
-------------------------------------------------------------------------------
            UTAH--3.3%
    200,000 State Board of Regents of the
            State of Utah, Student Loan
            Revenue Bonds, 1995 Series N
            Bonds., 6.000%, 5/01/08
            (Alternative Minimum Tax)....      Aaa    11/05 at 102     208,228
-------------------------------------------------------------------------------
            Total Municipal Bond
            Investments--
            (cost $3,839,333)............                            3,896,695
-------------------------------------------------------------------------------
            Total Investments--(cost
            $6,020,320)--98.6%...........                            6,307,194
-------------------------------------------------------------------------------
            Other Assets Less
            Liabilities--1.4%............                               89,691
-------------------------------------------------------------------------------
            Net Assets--100%.............                           $6,396,885
-------------------------------------------------------------------------------

Summary of Ratings for Municipal Bond Investments:

 STANDARD &                                NUMBER OF          MARKET         MARKET
   POOR'S              MOODY'S             SECURITIES         VALUE          PERCENT
------------------------------------------------------------------------------------
     AAA                 Aaa                   10           $2,532,483          65%
    A,A-               A,A2,A3                  2              527,988          14
BBB+,BBB,BBB-     Baa1,Baa,Baa2,Baa3            3              836,224          21
------------------------------------------------------------------------------------
Total                                         15            $3,896,695         100%
------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS:

+Non-income producing.

*Ratings: Using the higher of Standard & Poor's or Moody's rating.

**Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.

See accompanying notes to financial statements.

                            STATEMENT OF NET ASSETS

                               SEMIANNUAL REPORT

                               DECEMBER 31, 1996

                                  (UNAUDITED)

Assets
  Investment securities, at market value (cost $6,020,320) (note 1). $6,307,194
  Cash..............................................................     38,992
  Dividends and interest receivable.................................     70,491
  Deferred organization costs (note 1)..............................    165,995
  Other assets......................................................      9,411
                                                                     ----------
      Total assets..................................................  6,592,083
                                                                     ----------
Liabilities
  Accrued expenses:
    Management fees (note 4)........................................      4,079
    Other...........................................................    191,119
                                                                     ----------
      Total liabilities.............................................    195,198
                                                                     ----------
    Net assets (note 6)............................................. $6,396,885
                                                                     ==========
Class A Shares (note 1)
Net assets.......................................................... $    8,897
                                                                     ----------
Shares outstanding..................................................        417
                                                                     ----------
Net asset value and redemption price per share...................... $    21.34
                                                                     ----------
Offering price per share (net asset value per share plus maximum
 sales charge of 5.25% of offering price)........................... $    22.52
                                                                     ==========
Class B Shares (note 1)
Net assets.......................................................... $    8,894
                                                                     ----------
Shares outstanding..................................................        417
                                                                     ----------
Net asset value, offering and redemption price per share............ $    21.33
                                                                     ==========
Class C Shares (note 1)
Net assets.......................................................... $    8,894
                                                                     ----------
Shares outstanding..................................................        417
                                                                     ----------
Net asset value, offering and redemption price per share............ $    21.33
                                                                     ==========
Class R Shares (note 1)
Net assets.......................................................... $6,370,200
                                                                     ----------
Shares outstanding..................................................    298,749
                                                                     ----------
Net asset value, offering and redemption price per share............ $    21.32
                                                                     ==========

See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

                               SEMIANNUAL REPORT

FOR THE PERIOD AUGUST 7, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
                                      1996

                                  (UNAUDITED)

INVESTMENT INCOME (note 1)
  Dividends.......................................................... $ 15,226
  Interest...........................................................   83,785
                                                                      --------
    Total investment income..........................................   99,011
                                                                      --------
Expenses:
  Management fees (note 4)...........................................   18,135
  12b-1 distribution and service fees (note 5).......................       77
  Shareholders' servicing agent fees and expenses....................       25
  Custodian's fees and expenses......................................   18,485
  Trustees' fees and expenses (note 4)...............................      778
  Professional fees..................................................    7,393
  Shareholders' reports--printing and mailing expenses...............       11
  Federal and state registration fees................................      910
  Amortization of deferred organization costs (note 1)...............   14,005
                                                                      --------
    Total expenses before expense reimbursement......................   59,819
  Expense reimbursement from investment adviser (note 4).............  (39,190)
                                                                      --------
    Net expenses.....................................................   20,629
                                                                      --------
     Net investment income...........................................   78,382
                                                                      --------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
  Net realized gain from investment transactions (notes 1 and 3).....  101,441
  Net change in unrealized appreciation or depreciation of invest-
   ments.............................................................  286,874
                                                                      --------
     Net gain from investments.......................................  388,315
                                                                      --------
Net increase in net assets from operations........................... $466,697
                                                                      ========

See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                               SEMIANNUAL REPORT

FOR THE PERIOD AUGUST 7, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
                                      1996

                                  (UNAUDITED)

OPERATIONS
  Net investment income............................................ $   78,382
  Net realized gain from investment transactions (notes 1 and 3)...    101,441
  Net change in unrealized appreciation or depreciation of invest-
   ments...........................................................    286,874
                                                                    ----------
      Net increase in net assets from operations...................    466,697
                                                                    ----------
DISTRIBUTIONS TO SHAREHOLDERS (note 1)
  From undistributed net investment income.........................    (53,761)
  From accumulated net realized gains from investment transactions.    (16,050)
                                                                    ----------
      Decrease in net assets from distributions to shareholders....    (69,811)
                                                                    ----------
FUND SHARE TRANSACTIONS (note 2)
  Net proceeds from sale of shares.................................  5,966,639
                                                                    ----------
      Net increase in net assets derived from fund share transac-
       tions.......................................................  5,966,639
                                                                    ----------
      Net increase in net assets...................................  6,363,525
Net assets at the beginning of period..............................     33,360
                                                                    ----------
Net assets at the end of period.................................... $6,396,885
                                                                    ==========
Balance of undistributed net investment income at end of period.... $   24,621
                                                                    ==========


See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                               SEMIANNUAL REPORT

                                  (UNAUDITED)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Balanced Municipal and Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"). The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsid-iary of The John Nuveen Company, for the issuance of shares on July 29, 1996. On August 7, 1996, The John Nuveen Company made an additional investment of approximately $6 million in the Fund for the purposes of establishing an ini-tial investment portfolio. The Fund invests in a conservative mix of equities and tax-exempt securities for capital growth, preservation and current tax-ex-empt income. During temporary defensive periods, the Fund may invest any per-centage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with gener-ally accepted accounting principles.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities ex-change or Nasdaq for which there were no transactions on a given day or secu-rities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Municipal obligations are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily avail-able. Securities for which quotations are not readily available (which are ex-pected to constitute a majority of the municipal obligations held by the Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bond of comparable quality, type of issue, coupon, maturity and rating; indi-cations as to value from securities dealers; and general market conditions. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its purchase commitments. At De-cember 31, 1996, the Fund had no outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is deter-mined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for fed-eral income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is distributed to shareholders monthly. Net ordinary taxable income and net realized capital gains from investment transac-tions, if any, are distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Any distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transac-tions, where applicable.

Federal Income Taxes
The Fund intends to operate as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes. In addition, the Fund intends to satisfy conditions which will enable interest from Municipal Obligations, which is exempt from federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to the Shareholders of the Fund.

Deferred Organizational Costs
The Fund's share of costs incurred by the Trust in connection with its organi-zation and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamor-tized organization costs as of the date of redemption.

Derivative Financial Instruments
The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to in-vest in such financial instruments, and may do so in the future, it did not make any such investments during the period August 7, 1996 (commencement of op-erations) through December 31, 1996.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES

The only share transactions in the Fund for the period August 7, 1996 (com-mencement of operations) through December 31, 1996, were 298,332 shares sold in Class R for $5,966,639 to the Adviser.

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investment securities and tempo-rary investments for the period August 7, 1996 (commencement of operations) through December 31, 1996, were as follows:

Purchases
  Investment securities.............................................. $7,777,840
  Temporary investments..............................................  3,200,000
Sales
  Investment securities..............................................  1,851,816
  Temporary investments..............................................  3,200,000
                                                                      ==========

At December 31, 1996, the identified cost of investments owned for federal in-come tax purposes was the same as the cost for financial reporting purposes. The net unrealized appreciation aggregated $286,874, of which $312,226 related to appreciated securities and $25,352 related to depreciated securities.

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the aver-age daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125,000,000.......................................   .7500 of 1%
For the next $125,000,000........................................   .7375 of 1
For the next $250,000,000........................................   .7250 of 1
For the next $500,000,000........................................   .7125 of 1
For the next $1,000,000,000......................................   .7000 of 1
For net assets over $2,000,000,000...............................   .6750 of 1

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1997, in order to prevent total operating expenses (excluding any 12b-1 dis-tribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's equity investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Funds pay no compen-sation directly to its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

5. FLEXIBLE PURCHASE OPTIONS

The Fund has adopted Flexible Purchase Options that offer four alternative classes of Fund shares (Classes A, B, C and R), each with a different combina-tion of sales charges, ongoing fees, eligibility requirements and other fea-tures. A summary of the four classes of Fund shares is as follows:

                                                  CONTINGENT
                                                   DEFERRED                ANNUAL
                                       UP-FRONT     SALES     ANNUAL 12B-1  12B-1
                                        SALES       CHARGE    DISTRIBUTION SERVICE
                                        CHARGE     ("CDSC")       FEE        FEE
----------------------------------------------------------------------------------
Class A...............................  5.25%(1)     None(2)      None      .25%
Class B...............................   None       5.00%(3)      .75%(4)   .25%
Class C...............................   None       1.00%(5)      .75%      .25%
Class R...............................   None        None         None      None
----------------------------------------------------------------------------------

(1) Maximum up-front sales charge, which is reduced for purchases of $50,000 or more. Up-Front sales charge may be reduced or waived for certain purchases.

(2) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% CDSC if redeemed within 18 months of purchase.

(3) CDSC in the first year. CDSC gradually declines to 0% after six years.

(4) Class B Shares convert to Class A Shares after eight years.

(5) CDSC is applicable to shares redeemed within 12 months of purchase.

6. COMPOSITION OF NET ASSETS

At December 31, 1996, the Fund had common stock authorized of $.01 par value per share. The composition of net assets as well as the number of authorized shares is as follows:

Capital paid-in.....................................................  $5,999,999
Balance of undistributed net investment income......................      24,621
Accumulated net realized gain from investment transactions..........      85,391
Net unrealized appreciation of investments..........................     286,874
                                                                      ----------
   Net assets.......................................................  $6,396,885
                                                                      ==========
Authorized Shares:
  Class A...........................................................   Unlimited
  Class B...........................................................   Unlimited
  Class C...........................................................   Unlimited
  Class R...........................................................   Unlimited
                                                                      ==========

7. MUNICIPAL INVESTMENT COMPOSITION

The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At December 31, 1996, the revenue sources by munic-ipal purpose for these investments, expressed as a percent of total invest-ments, were as follows:

Revenue Bonds:
  General Obligation Bonds.................................................  20%
  Lease Rental Facilities..................................................  15
  Transportation...........................................................  13
  Housing Facilities.......................................................  13
  Health Care Facilities...................................................  13
  Educational Facilities...................................................  13
  Electric Utilities.......................................................   7
  Water/Sewer Facilities...................................................   6
                                                                            ---
                                                                            100%
                                                                            ===

65% of the municipal investments owned by the Fund are either covered by insur-ance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

                              FINANCIAL HIGHLIGHTS

                               SEMIANNUAL REPORT

                                  (UNAUDITED)

Selected data for a common share outstanding August 7, 1996 (commencement of operations) through December 31, 1996, is as follows.

                                   OPERATING PERFORMANCE     LESS DISTRIBUTIONS
                                   --------------------- ---------------------------
                                                NET
                            NET             REALIZED AND
                           ASSET     NET     UNREALIZED  DISTRIBUTIONS
                           VALUE   INVEST-  GAIN (LOSS)    FROM NET    DISTRIBUTIONS
                         BEGINNING   MENT   FROM INVEST-  INVESTMENT   FROM CAPITAL
                         OF PERIOD INCOME##    MENTS        INCOME         GAINS
------------------------------------------------------------------------------------
CLASS A
  8/7/96 to 12/31/96....  $20.000   $.242      $1.281       $ (.129)      $ (.054)
CLASS B
  8/7/96 to 12/31/96....   20.000    .180       1.294         (.090)        (.054)
CLASS C
  8/7/96 to 12/31/96....   20.000    .180       1.294         (.090)        (.054)
CLASS R
  8/7/96 to 12/31/96....   20.000    .262       1.253         (.141)        (.054)
------------------------------------------------------------------------------------

* Annualized.

** Average commission rate paid on equity portfolio transactions. Commission is included in the cost of security.

# Total Return on Net Asset Value is the combination of reinvested dividend in-come, reinvested capital gains distributions, if any, and changes in stock price per share. Total return shown for Class A Shares does not include the ef-fect of applicable front-end sales charges. The total returns shown for Class B Shares and Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any front-end or con-tingent deferred sales charges.

## Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser (note 4).

                                             RATIOS/SUPPLEMENTAL DATA
                  -------------------------------------------------------------------------------
                                             RATIO OF              RATIO OF
                                               NET                   NET
                                  RATIO OF  INVESTMENT  RATIO OF  INVESTMENT
                                  EXPENSES  INCOME TO   EXPENSES  INCOME TO
   NET     TOTAL                 TO AVERAGE  AVERAGE   TO AVERAGE  AVERAGE
  ASSET   RETURN                 NET ASSETS NET ASSETS NET ASSETS NET ASSETS            AVERAGE
  VALUE   ON NET    NET ASSETS     BEFORE     BEFORE     AFTER      AFTER    PORTFOLIO COMMISSION
 END OF    ASSET  END OF PERIOD  REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER     RATE
 PERIOD   VALUE # (IN THOUSANDS)    MENT       MENT      MENT##     MENT##     RATE      PAID**
-------------------------------------------------------------------------------------------------
 $21.340   7.72%      $    9        2.72%*     1.39%*     1.10%*     3.01%*      30%     $.0273
  21.330   7.38            9        3.47*       .62*      1.85*      2.24*       30       .0273
  21.330   7.38            9        3.47*       .62*      1.85*      2.24*       30       .0273
  21.320   7.78        6,370        2.47*      1.62*       .85*      3.24*       30       .0273
-------------------------------------------------------------------------------------------------

                       APPENDIX A--RATINGS OF INVESTMENTS

STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

An S&P corporate or municipal debt rating is a current assessment of the cred-itworthiness of an obligor with respect to a specific obligation. This assess-ment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a partic-ular investor.

The ratings are based on current information furnished by the issuer or ob-tained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited fi-nancial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small de-gree.

A Debt rated "A' has a strong capacity to pay interest and repay princi-pal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB' is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING
Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse con-ditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and princi-pal payments. The "BB' rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BBB-' rat-ing.

B Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to de-fault, and is dependent upon favorable business, financial, and eco-nomic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy peti-tion has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to comple-tion of the project, makes no comment on the likelihood of, or the risk of de-fault upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit col-lateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is ade-quately collateralized. In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for princi-pal and accrued pre-default interest up to the federal insurance lim-its within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

                                MUNICIPAL NOTES

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rat-ing. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnera-bility to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security in-asmuch as it does not comment as to market price or suitability for a particu-lar investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satis-factory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a secu-rity inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, sus-pended, or withdrawn as a result of changes in or unavailability of such infor-mation or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                                 LONG TERM DEBT

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securi-ties.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's bond rating symbols may contain numerical modifiers of a ge-neric rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unrealiable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con( . . . )
     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE:Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                           MUNICIPAL SHORT-TERM LOANS

MIG 1/VMIG 1     This designation denotes best quality. There is present
                 strong protection by established cash flows, superior liquid-ity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security ele-
                 ments are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection com-
                 monly regarded as required of an investment security is pres-ent and although not distinctly or predominantly speculative, there is specific risk.

                                COMMERCIAL PAPER

Issuers rated PRIME-1 (or related supporting institutions) have a superior ca-pacity for repayment of senior short-term promissory obligations. Prime-1 re-payment capacity will often be evidenced by many of the following characteris-tics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capac-ity for repayment of senior short-term promissory obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

DUFF & PHELPS, INC.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 LONG TERM DEBT

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, gov-ernment action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by sev-eral factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the na-ture of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if nec- essary). Ratings of "BBB-' and higher fall within the defi-nition of investment grade securities, as defined by bank and insurance super-visory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) ad-dresses the likelihood that aggregate principal and interest will equal or ex-ceed the rated amount under appropriate stress conditions.

RATING SCALEDEFINITION
--------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------

AA+         High credit quality. Protection factors are strong. Risk is mod-
AA          est, but may vary slightly from time to time because of economic
AA-         conditions.


--------------------------------------------------------------------------------

A+          Protection factors are average but adequate. However, risk factors
A           are more variable and greater in periods of economic stress.
A-


--------------------------------------------------------------------------------

BBB+        Below average protection factors but still considered sufficient
BBB         for prudent investment. Considerable variability in risk during
BBB-        economic cycles.


--------------------------------------------------------------------------------

BB+         Below investment grade but deemed likely to meet obligations when
BB          due. Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

-------------------------------------------------------------------------------

B+          Below investment grade and possessing risk that obligations will
B           not be met when due. Financial protection factors will fluctuate
B-          widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

-------------------------------------------------------------------------------

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substan-tial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

-------------------------------------------------------------------------------

DD          Defaulted debt obligations. Issuer failed to meet scheduled prin-
            cipal and/or interest payments.
DP          Preferred stock with dividend arrearages.

-------------------------------------------------------------------------------

                            SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with matu-rities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers accept-ances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from opera-tions, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gra-dations of "1+' (one plus) and "1-' (one minus) to assist investors in recog-nizing those differences.

These ratings are recognized by the SEC for broker-dealer requirements, spe-cifically capital computation guidelines. These ratings meet Department of La-bor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for in-surance company investment portfolios.

RATING SCALE:
            DEFINITION

            HIGH GRADE
D-1+ Highest certainty of timely payment. Short-term liquidity, includ-ing internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            GOOD GRADE
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            SATISFACTORY GRADE
D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            NON-INVESTMENT GRADE
D-4 Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

            DEFAULT
D-5 Issuer failed to meet scheduled principal and/or interest pay-ments.

FITCH INVESTORS SERVICE, INC.--A brief description of the applicable Fitch In-vestors Service, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 LONG TERM DEBT

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a spe-cific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by in-surance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differ-ences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Rat-ings do not comment on the adequacy of market price, the suitability of any se-curity for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Rat-ings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay inter-est and repay principal, which is unlikely to be affected by reasona-bly foreseeable events.

AA Bonds considered to be investment grade and of very high credit quali-ty. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determin-ing the credit risk associated with a particular security. The ratings ("BB' to "C') represent Fitch's assessment of the likelihood of timely payment of prin-cipal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD' to "D') is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differ-ences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay inter-est and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identi-fied which could assist the obligor in satisfying its debt service re-quirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of con-tinued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and eco-nomic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not reme-died, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD, Bonds are in default on interest and/or principal payments. Such bonds
DD   are extremely speculative and should be valued on the basis of their
AND  ultimate recovery value in liquidation or reorganization of the obli-
D gor. "DDD' represents the highest potential for recovery of these bonds, and "D' represents the lowest potential for recovery.

                              SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on de-mand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ EXCEPTIONALLY STRONG CREDIT QUALITY Issues assigned this rating are regarded as having the strongest degree of assurance for timely pay-ment.

F-1 VERY STRONG CREDIT QUALITY Issues assigned this rating reflect an as-surance of timely payment only slightly less in degree than issues rated "F-1+'.

F-2 GOOD CREDIT QUALITY Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+' and "F-1' ratings.

F-3 FAIR CREDIT QUALITY Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is ade-quate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S WEAK CREDIT QUALITY Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic con-ditions.

D DEFAULT Issues assigned this rating are in actual or imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements:

  Included in the Prospectus:

    Not Applicable

  Included in the Statement of Additional Information:

    Statement of Net Assets, July 29, 1996, for each of the Nuveen Growth and Income Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen Balanced Municipal and Stock Fund

    Report of Independent Public Accountants dated July 29, 1996

    Portfolio of Investments (December 31, 1996), Statement of Net Assets (December 31, 1996), Statement of Operations (from August 7, 1996 through December 31, 1996), Statement of Changes in Net Assets (for the period August 7, 1996 to December 31, 1996), Notes to Financial State-ments, and Financial Highlights for each of the Nuveen Growth and In-come Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen Bal-anced Municipal and Stock Fund.

(b) Exhibits


      1(a).    Declaration of Trust of Registrant./1/
      1(b).    Certificate for the Establishment and Designation of
               Series and Classes, dated
               June 20, 1996./3/
      2.       By-Laws of Registrant./1/
      3.       Not applicable.
      4.       Specimen certificate of Shares of each Fund./3/
      5(a).    Form of Management Agreement between Registrant and Nuveen
               Institutional Advisory Corp./2/
      5(b).    Form of Sub-Advisory Agreement between Nuveen
               Institutional Advisory Corp and Institutional Capital
               Corporation./2/
      6(a).    Form of Distribution Agreement between Registrant and John
               Nuveen & Co. Incorporated./3/
      6(b).    Dealer Management Agreement dated October 22, 1996./4/
      7.       Not applicable.
      8.       Form of Custodian Agreement between Registrant and Chase
               Manhattan Bank./3/

      8(a).    Form of Subscription Agency Agreement between Registrant
               and The Chase Manhattan Bank./4/
      9(a).    Not applicable.
     10(a).    Opinion and consent of Chapman and Cutler, dated July 30,
               1996./3/
     10(b).    Opinion and consent of Bingham, Dana & Gould, dated July
               30, 1996./3/

     11.       Consent of Independent Public Accountants./5/
     12.       Not applicable.
     13.       Subscription Agreement with Nuveen Institutional Advisory
               Corp./3/
     14.       Not applicable.
     15. Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C Shares of each Fund./3/
     16.       Not applicable.
     17.       Financial Data Schedule./5/
     18.       Multi-Class Plan./4/
     99(a).    Original Powers of Attorney for Messrs. Schwertfeger and
               Dean, Trustees, authorizing, among others, James J.
               Wesolowski and Gifford R. Zimmerman to execute the Registration Statement./1/ Powers of Attorney for Messrs.
               Leafstrand, Bacon, Kissick, Lyon, and Ms. Wellington,
               Trustees, authorizing, among others, James J. Wesolowski and Gifford R. Zimmerman to execute the Registration
               Statement./3/

--------
/1/Incorporated by reference to the initial registration statement filed on
   Form N-1A for Registrant.
/2/Incorporated by reference to the pre-effective amendment no. 1 filed on Form
   N-1A for Registrant.
/3/Incorporated by reference to the pre-effective amendment no. 2 filed on Form
   N-1A for Registrant.
/4/Incorporated by reference to the post-effective amendment no. 1 filed on
   Form N-1A for Registrant.
/5/Filed herewith.

ITEM 25: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES
At July 29, 1996:

                                                                    NUMBER OF
      TITLE OF SERIES                                             RECORD HOLDERS
      ---------------                                             --------------
      Nuveen Growth and Income Stock Fund........................        1
      Nuveen Balanced Stock and Bond Fund........................        1
      Nuveen Balanced Municipal and Stock Fund...................        1

ITEM 27: INDEMNIFICATION
Section 4 of Article XII of Registrant's Declaration of Trust provides as fol-lows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent per-mitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negli-gence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adju-dicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a pay-ment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by poli-cies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall con-tinue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or oth-erwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ul-timately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, any-one who has been exempted from being an Interested Person by any rule, regula-tion or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, admin-istrative or other, including appeals), actual or threatened; and the word "li-ability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other lia-bilities.

                               -----------------

The trustees and officers of the Registrant are covered by Investment Trust Er-rors and Omission policies in the aggregate amount of $40,000,000 (with a maxi-mum deductible of $500,000) against liability and expenses of claims of wrong-ful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Ex-change Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indem-nification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
(a) Nuveen Institutional Advisory Corp. serves as investment adviser or manager to the following closed-end management type investment companies: Nuveen Select Tax-Free Income Portfolio; Nuveen Select Tax-Free Income Portfolio 2; Nuveen Insured California Select Tax-Free Income Portfolio; Nuveen Insured New York Select Tax-Free Income Portfolio; Nuveen Select Tax-Free Income Portfolio 3 and the Registrant. The principal business address for all of these investment com-panies is 333 West Wacker Drive, Chicago, Illinois 60606. In addition, Nuveen Institutional Advisory Corp. serves as investment adviser to separately managed accounts.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of di-rector, officer, employee, partner or trustee, see the descriptions under "Man-agement" in the Statement of Additional Information.

(b) Institutional Capital Corporation (ICAP) acts as investment adviser to the ICAP Funds, Inc. and as sub-investment adviser to the Registrant. In addition, ICAP serves as investment adviser to separately managed accounts.

The following is a listing of each director and officer of ICAP. The principal business address for each person is 225 W. Wacker Drive, Chicago, IL 60606.

                                POSITIONS AND OFFICES     POSITIONS AND OFFICES
               NAME                   WITH ICAP              WITH REGISTRANT
               ----             ---------------------     ---------------------
      Robert H. Lyon........ President, Chief Investment         Trustee
                             Officer and Director
      Pamela H. Conroy...... Senior Vice President                None
      Donald D. Niemann..... Executive Vice President and         None
                             Director
      Gary S. Maurer........ Executive Vice President and         None
                             Director
      Barbara A. Chiesa..... Vice President and Director          None

ITEM 29: PRINCIPAL UNDERWRITERS
(a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Municipal Trust, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Flagship Admiral Funds Inc., and the Reg-istrant. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust, a registered unit investment trust. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund,

Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Mu-nicipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advan-tage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Cali-fornia Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Mu-nicipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Qual-ity Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Munici-pal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Munic-ipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Munici-pal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen In-sured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Pre-mium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium In-come Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL         POSITIONS AND OFFICES          POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH UNDERWRITER               WITH REGISTRANT
-------------------------------------------------------------------------------
Anthony T. Dean            President, Chief Operating     Chairman and Trustee
333 West Wacker Drive      Officer and Director
Chicago, IL 60606
Timothy R. Schwertfeger    Chairman of the Board,         President and Trustee
333 West Wacker Drive      Chief Executive Officer,
Chicago, IL 60606          and Director
John P. Amboian            Executive Vice President       None
333 West Wacker Drive
Chicago, IL 60606

NAME AND PRINCIPAL          POSITIONS AND OFFICES            POSITIONS AND OFFICES
BUSINESS ADDRESS            WITH UNDERWRITER                 WITH REGISTRANT
----------------------------------------------------------------------------------
Bruce P. Bedford            Executive Vice President         None
333 West Wacker Drive
Chicago, IL 60606
William Adams IV            Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Richard P. Davis            Vice President                   None
One South Main Street
Dayton, OH 45402
Clifton L. Fenton           Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan        Vice President                   Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy              Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Robert D. Freeland          Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Michael G. Gaffney          Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis           Vice President                   Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer      Vice President                   None
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin             Vice President and               Vice President and
333 West Wacker Drive       Assistant Secretary              Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz             Vice President                   None
333 West Wacker Drive
Chicago, IL 60606

NAME AND PRINCIPAL          POSITIONS AND OFFICES             POSITIONS AND OFFICES
BUSINESS ADDRESS            WITH UNDERWRITER                  WITH REGISTRANT
-----------------------------------------------------------------------------------
O. Walter Renfftlen         Vice President                    Vice President and
333 West Wacker Drive       and Controller                    Controller
Chicago, IL 60606
Stuart W. Rogers            Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.       Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
H. William Stabenow         Vice President                    Vice President and
333 West Wacker Drive       and Treasurer                     Treasurer
Chicago, IL 60606
Paul C. Williams            Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Gifford R. Zimmerman        Vice President                    Vice President and
333 West Wacker Drive       and Assistant Secretary           Assistant Secretary
Chicago, IL 60606

(c) Not applicable.

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not main-tained by Nuveen Advisory Corp., or Shareholder Services, Inc.

Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330, main-tains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

ITEM 31: MANAGEMENT SERVICES
Not applicable.

ITEM 32: UNDERTAKINGS
(a) Not applicable.

(b) Not applicable.

(c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Share-holders upon request and without charge.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIRE-MENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED POST-EFFECTIVE AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDER-SIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLI-NOIS, ON THE 31ST DAY OF JANUARY, 1997.

                                        NUVEEN INVESTMENT TRUST

                                            /s/ Gifford R. Zimmerman
                                        ---------------------------------------
                                         Gifford R. Zimmerman, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

           SIGNATURE                     TITLE                       DATE
           ---------                     -----                       ----
  /s/ O. Walter Renfftlen
-------------------------------
      O. Walter Renfftlen       Vice President and                 January 31, 1997
                                 Controller (Principal
                                 Financial and
                                 Accounting Officer)

Timothy R. Schwertfeger         President and Trustee  )
                                                       )
Robert H. Lyon                  Trustee                )
                                                       )
Thomas E. Leafstrand            Trustee                )
                                                       )
James E. Bacon                  Trustee                )   By /s/ Gifford R. Zimmerman
                                                       )      ------------------------
William L. Kissick              Trustee                )          Gifford R. Zimmerman
                                                       )           Attorney-in-Fact
Sheila W. Wellington            Trustee                )
                                                       )           January 31, 1997
Anthony T. Dean                 Chairman and Trustee   )
                                 (Principal Executive  )
                                 Officer)              )



AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, JAMES J. WESOLOWSKI AND GIFFORD R. ZIMMERMAN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE OFFICERS AND TRUSTEES OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND FILED WITH THE SE-CURITIES AND EXCHANGE COMMISSION.

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
 EXHIBIT                                                             NUMBERED
 NUMBER                           EXHIBIT                              PAGE
 -------                          -------                          ------------
(b) Exhibits

  1(a).    Declaration of Trust of Registrant./1/
  1(b).    Certificate for the Establishment and Designation of
           Series and Classes, dated
           June 20, 1996./3/
  2.       By-Laws of Registrant./1/
  3.       Not applicable.
  4.       Specimen certificate of Shares of each Fund./3/
  5(a).    Form of Management Agreement between Registrant and
           Nuveen Institutional Advisory Corp./2/
  5(b).    Form of Sub-Advisory Agreement between Nuveen
           Institutional Advisory Corp. and Institutional
           Capital Corporation./2/
  6(a).    Form of Distribution Agreement between Registrant and
           John Nuveen & Co. Incorporated./3/
  6(b).    Dealer Management Agreement dated October 22,
           1996./4/
  7.       Not applicable.
  8.       Form of Custodian Agreement between Registrant and
           Chase Manhattan Bank./3/
  8(a).    Form of Subscription Agency Agreement between
           Registrant and The Chase Manhattan Bank./4/
  9(a).    Not applicable.
 10(a).    Opinion and consent of Chapman and Cutler, dated July
           30, 1996./3/
 10(b).    Opinion and consent of Bingham, Dana & Gould, dated
           July 30, 1996./3/
 11.       Consent of Independent Public Accountants./5/
 12.       Not applicable.
 13.       Subscription Agreement with Nuveen Institutional
           Advisory Corp./3/
 14.       Not applicable.
 15.       Plan of Distribution and Service Pursuant to Rule
           12b-1 for the Class A Shares, Class B Shares and
           Class C Shares of each Fund./3/
 16.       Not applicable.
 17.       Financial Data Schedule./5/
 18.       Multi-Class Plan./4/

                                                                   SEQUENTIALLY
 EXHIBIT                                                             NUMBERED
 NUMBER                           EXHIBIT                              PAGE
 -------                          -------                          ------------

 99(a). Original Powers of Attorney for Messrs. Schwertfeger and Dean, Trustees, authorizing, among others, James
           J. Wesolowski and Gifford R. Zimmerman to execute the
           Registration Statement./1/ Powers of Attorney for
           Messrs. Leafstrand, Bacon, Lyon, Kissick and Ms.
           Wellington, Trustees, authorizing, James J.
           Wesolowski and Gifford R. Zimmerman to execute the Registration Statement./3/

--------
/1/Incorporated by reference to the initial registration statement filed on
   Form N-1A for Registrant.
/2/Incorporated by reference to the pre-effective amendment no. 1 filed on Form
   N-1A for Registrant.
/3/Incorporated by reference to the pre-effective amendment no. 2 filed on Form
   N-1A for Registrant.
/4/Incorporated by reference to the post-effective amendment no. 1 filed on
   Form N-1A for Registrant.
/5/Filed herewith.